UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.  )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Finance of America Companies Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

FINANCE OF AMERICA COMPANIES INC.

5830 Granite Parkway, Suite 400

Plano, Texas 75024

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

NOTICE IS HEREBY GIVEN that the stockholders holding more than a majority of the voting power of the outstanding shares of capital stock of Finance of America Companies Inc., a Delaware corporation (the “Company”), entitled to vote thereon, acting by consent in lieu of a meeting, have approved the issuance by the Company of up to 5,454,546 shares of the Company’s Class A Common Stock (which amount reflects an adjustment for the Company’s 10:1 reverse stock split, effective as of 5:00 p.m. (Eastern Time) on July 25, 2024), that may be issued upon the exercise of certain exchangeable notes expected to be issued by Finance of America Funding LLC, a subsidiary of the Company, in connection with the transactions described in the accompanying Information Statement, to comply with Section 312.03 of the New York Stock Exchange Listed Company Manual, which requires that the Company secure stockholder approval in the event of certain transactions involving common stock issuances.

The Company obtained the foregoing consent without prior notice and without a meeting in accordance with Section 228 of the Delaware General Corporation Law. The approved action cannot become effective, for purposes of Regulation 14C under the Securities Exchange Act of 1934, until 20 calendar days from the date of mailing of the enclosed definitive Information Statement to our stockholders. The definitive Information Statement will be first mailed to our stockholders of record as of the close of business on June 24, 2024, being the record date for determining stockholders entitled to participate in the aforementioned consent, on or about October 8, 2024.

The enclosed Information Statement contains information pertaining to the matters acted upon.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF THE INFORMATION STATEMENT: A COPY OF THIS NOTICE AND THE INFORMATION STATEMENT IS AVAILABLE TO YOU FREE OF CHARGE AT HTTPS://MATERIALS.PROXYVOTE.COM/31738L.

By Order of the Board of Directors,

Lauren E. Richmond
Chief Legal Officer, General Counsel & Secretary

October 8, 2024

FINANCE OF AMERICA COMPANIES INC.

5830 Granite Parkway, Suite 400

Plano, Texas 75024

INFORMATION STATEMENT

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF OUR OUTSTANDING SHARES OF CAPITAL STOCK. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THERE ARE NO APPRAISAL RIGHTS WITH RESPECT

TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

General Information

This Information Statement is being furnished in connection with the action by consent of stockholders holding a majority in voting power of the outstanding shares of the capital stock of Finance of America Companies Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), to approve the issuance by the Company of up to 5,454,546 shares of the Company’s Class A Common Stock, par value $0.0001 (the “Class A Common Stock”) (which amount reflects an adjustment for the Company’s 10:1 reverse stock split, effective as of 5:00 p.m. (Eastern Time) on July 25, 2024), that may be issued upon the exchange of certain exchangeable notes (the “Exchangeable Notes”) expected to be issued by Finance of America Funding LLC (“FOA Funding”), a subsidiary of the Company, in connection with the transactions described herein (the “Stock Settlement Issuance”), to comply with Section 312.03 of the New York Stock Exchange Listed Company Manual, which requires that the Company secure stockholder approval in the event of certain transactions involving common stock issuances.

We are mailing this Information Statement to our stockholders of record as of the close of business on June 24, 2024, which is the record date for determining stockholders entitled to participate in the aforementioned action by consent (the “Record Date”).

On June 24, 2024, in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”), stockholders holding a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote on the Stock Settlement Issuance as of the Record Date (the “Consenting Stockholders”), upon recommendation of the Company’s board of directors (the “Board”), executed and delivered a written consent to approve the Stock Settlement Issuance.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the action approved by the Consenting Stockholders cannot become effective until 20 calendar days from the date of mailing of this Information Statement to our stockholders. This Information Statement will be first mailed to our stockholders of record as of the Record Date on or about October 8, 2024.

The authorization of the Stock Settlement Issuance will become effective, for purposes of Regulation 14C under the Exchange Act, as early as the 20th day after the mailing of this Information Statement to the Company’s stockholders as of the Record Date who did not execute the written consent approving the Stock Settlement Issuance. Notwithstanding receipt of the aforementioned stockholder approval, the Board retains discretion to consummate the Transactions (as defined and described under “Description of the Transactions and Exchangeable Notes”).

Notice Pursuant to Section 228(e)

Pursuant to Section 228(e) of the DGCL, if an action by consent of stockholders in lieu of a meeting has been taken by less than unanimous consent, prompt notice of the taking of the action by consent must be given to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement, which is being delivered to all stockholders of record as of the Record Date who did not sign the consent approving the Stock Settlement Issuance, serves as the notice required by Section 228(e) of the DGCL.

No Appraisal Rights

The DGCL does not provide appraisal rights to our stockholders in connection with the matters discussed in this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements include, but are not limited to, statements related to the Stock Settlement Issuance and related transactions, including the Company’s ability to complete such transactions on commercially acceptable terms, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of such transactions. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “budgets,” “forecasts,” “anticipates,” or the negative version of these words or other comparable words. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this Information Statement. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. A number of important factors, including the factors described in this Information Statement, exist that could cause future results to differ materially from historical performance and these forward-looking statements. New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effect of each such new factor on its business. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and any of these statements included herein may prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements, or the Company’s objectives and plans will be achieved. Please refer to “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2024, for further information on these and other risk factors affecting the Company, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

QUESTIONS AND ANSWERS

What is the Purpose of this Information Statement?

This Information Statement is being furnished pursuant to Section 14(c) of the Exchange Act in connection with the action by written consent of the Consenting Stockholders taken without a meeting, approving the Stock Settlement Issuance, as described in this Information Statement. This Information Statement also constitutes the notice required to be given pursuant to Section 228(e) of the DGCL to all stockholders of record as of the Record Date (other than the Consenting Stockholders) of the action taken by written consent. This Information Statement will be first sent or given to our stockholders as of the Record Date on or about October 8, 2024.

We are providing this Information Statement to you for your information to comply with the requirements of the Exchange Act and the DGCL. You are urged to read this Information Statement carefully in its entirety; however, no action is required on your part in connection with this Information Statement.

What action was taken by written consent?

On June 24, 2024, the Consenting Stockholders, upon recommendation of the Board, executed and delivered a written consent to approve the Stock Settlement Issuance.

The authorization of the Stock Settlement Issuance will become effective, for purposes of Regulation 14C under the Exchange Act, as early as the 20th day after the mailing of this Information Statement to the Company’s stockholders as of the Record Date who did not execute the written consent approving the Stock Settlement Issuance. Notwithstanding receipt of the aforementioned stockholder approval, the Board retains discretion to consummate the Transactions.

Why was action taken?

Our Board and the Consenting Stockholders have approved the Stock Settlement Issuance. The Board evaluated the Stock Settlement Issuance in the context of the Transactions as a whole. The Board considered a number of factors in determining how to best structure the Transactions to optimally manage its liquidity, implement its business plans and generate value for its stockholders and ultimately determined that the potential benefits of the Stock Settlement Issuance, in the context of the Transactions as a whole, outweighed any countervailing considerations.

Notwithstanding receipt of the aforementioned stockholder approval, the Board retains discretion to consummate the Transactions related to the Stock Settlement Issuance. See “Description of the Transactions and Exchangeable Notes.”

Section 228 of the DGCL provides that, except as otherwise restricted by the certificate of incorporation, any action that is required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by the DGCL. Our Amended and Restated Certificate of Incorporation (as amended) does not restrict or eliminate our stockholders’ right to act by consent in lieu of a meeting to approve the Stock Settlement Issuance. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Stock Settlement Issuance and in order to timely effectuate the related transactions, the Board elected to utilize, and did in fact obtain, the written consent of the holders of greater than a majority of the voting power of the Company. Accordingly, under the DGCL, no other approval by the Board or stockholders is required in respect of the Stock Settlement Issuance.

How many shares of our stock were outstanding on the Record Date?

On the Record Date, June 24, 2024, which is also the date we received the consent of the Consenting Stockholders, the following shares were outstanding: 99,181,939 vested shares of our Class A Common Stock, 4,258,500 unvested shares of our Class A Common Stock and 15 shares of our Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, our “capital stock”). The Record Date preceded the Company’s 10:1 reverse stock split in respect of its shares of Class A Common Stock. The number of outstanding shares of Class A Common Stock reflected in this paragraph as of the Record Date does not reflect the 10:1 reverse stock split. The number of outstanding shares of Class A Common Stock as of the date of this Information Statement reflects the 10:1 reverse stock split.

What vote was obtained to approve the Stock Settlement Issuance?

We obtained the approval of the Consenting Stockholders, who collectively represent approximately 69.8% of the voting power of our outstanding shares of capital stock as of the Record Date. Under the DGCL, our Amended and Restated Certificate of Incorporation (as amended) and our Amended and Restated Bylaws, the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote constitutes the vote required to adopt, by consent of stockholders in lieu of a meeting, the Stock Settlement Issuance.

Holders of our Class A Common Stock are entitled to one vote for each share held as of any record date for determining stockholders entitled to vote or act by consent. Holders of shares of Class B Common Stock have no economic rights, but are entitled, as holders of Class B Common Stock as of any record date for determining stockholders entitled to vote or act by consent, without regard to the number of shares of Class B Common Stock they hold, to a number of votes that is equal to the aggregate number of limited liability company interests (“FOA Units”) in Finance of America Equity Capital LLC, a Delaware limited liability company (“FOA Equity”), that the Company controls in an “UP-C” structure, held by such holders. Holders of shares of Class B Common Stock vote together with holders of Class A Common Stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law. As of the Record Date, FOA Equity unitholders held 131,859,616 FOA Units that were exchangeable for 131,859,616 shares of Class A Common Stock (which amounts do not reflect the FOA Equity 10:1 reverse split of FOA Units to parallel the Company’s reverse stock split (effective as of 5:00 p.m. (Eastern Time) on July 25, 2024) that occurred subsequent to the Record Date).

Our Consenting Stockholders consisted of certain funds affiliated with Blackstone Inc., Brian L. Libman, the Chairman of our Board, and an entity controlled by Mr. Libman.

Who is entitled to notice?

Each holder of an outstanding share of Class A Common Stock and/or Class B Common Stock as of the Record Date, other than the Consenting Stockholders, is entitled to notice of the action taken by consent in lieu of a meeting of stockholders as required by Section 228(e) of the DGCL.

How were the Consenting Stockholders entitled to vote determined?

In order to determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board fixed the Record Date as the close of business on June 24, 2024.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and distributing this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A Common Stock and Class B Common Stock held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

Will the exchange of the Exchangeable Notes be dilutive to existing stockholders?

The exchange of the Exchangeable Notes will be dilutive to existing holders of our Capital Stock. See “Description of the Transactions and Exchangeable Notes—Effect of the Transactions upon Rights of Existing Stockholders.”

To whom may I direct any additional questions regarding this Information Statement?

Any additional questions regarding this Information Statement may be directed to:

Finance of America Companies Inc.

5830 Granite Parkway, Suite 400

Plano, Texas 75024

Attn: Investor Relations

(877) 202-2666

ir@financeofamerica.com

DESCRIPTION OF THE TRANSACTIONS AND EXCHANGEABLE NOTES

On June 24, 2024, certain of the direct and indirect subsidiaries of the Company, including FOA Funding, FOA Equity, Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC and MM Risk Retention LLC (together, the “FOA Parties”), and certain holders of FOA Funding’s 7.875% Senior Notes due 2025 (the “2025 Unsecured Notes”) (or their investment advisors, sub-advisors or managers) (the “Initial Consenting Noteholders” and, together with any subsequent holder or beneficial holder of 2025 Unsecured Notes that becomes a party to the Exchange Offer Support Agreement by joinder, the “Consenting Noteholders,” and the Consenting Noteholders together with the FOA Parties, the “ESA Parties”), entered into an agreement (together with all exhibits, annexes and schedules thereto, the “Exchange Offer Support Agreement”) pursuant to which, among other things and subject to the terms and conditions set forth therein:

The ESA Parties have agreed to the terms of, and to support, the transactions described below (together, the “Transactions”):

•

the exchange offer (the “Exchange Offer”) for any and all of FOA Funding’s $350.0 million in aggregate principal amount of 2025 Unsecured Notes for (i) up to $200.0 million aggregate principal amount of 7.875% Senior Secured Notes due 2026 (subject to the interest rate increase to 8.875% per annum from the first anniversary of the issuance date thereof until maturity and to 9.875% per annum during any FOA Funding elected extension period to November 30, 2027, the “New Senior Secured Notes”), (ii) up to $150.0 million aggregate principal amount of 10.000% Exchangeable Senior Secured Notes due 2029 (the “Exchangeable Notes” and, together with the New Senior Secured Notes, the “New Secured Notes”), for each of clauses (i) and (ii), on a ratable basis per $1,000 principal amount of 2025 Unsecured Notes exchanged and subject to ratable reduction on a dollar for dollar basis based on the aggregate principal amount of 2025 Unsecured Notes that do not participate in the Exchange Offer, if any, and (iii) a cash fee payable to holders of the 2025 Unsecured Notes that participate in the Exchange Offer equal to 0.25% of the principal amount of the 2025 Unsecured Notes tendered; and

•

a related consent solicitation (the “Consent Solicitation”) to eliminate substantially all of the covenants and events of default and other provisions contained in the 2025 Unsecured Notes and the indenture governing the 2025 Unsecured Notes.

The ESA Parties have also agreed to:

•	support the Transactions within the timeframes and subject to the conditions outlined in the Exchange Offer Support Agreement;

•

not, directly or indirectly, object to, delay, impede or take (or cause any other person or entity to take) any action (or refrain from taking any action) to delay or interfere with, the implementation of the Transactions;

•

use commercially reasonable efforts to take or cause to be taken (including affiliates in certain instances) all actions reasonably necessary to support and achieve the consummation of the Transactions, including, in the case of the Consenting Noteholders, tendering (and not revoking) their 2025 Unsecured Notes in the Exchange Offer and consenting (and not revoking) to the amendments of the Consent Solicitation, and in the case of the FOA Parties, obtaining additional support for the Exchange Offer and Consent Solicitation;

•	negotiate, implement and execute the definitive documents for the Transactions in good faith; and

•	not sell, pledge or otherwise transfer any 2025 Unsecured Notes unless the transferee is a Consenting Noteholder or agrees to be bound by and becomes a party to the Exchange Offer Support Agreement.

Additionally, the FOA Parties have agreed to:

•	pay and reimburse the reasonable and documented Consenting Noteholders’ counsel fees and expenses in connection with the Transactions; and

•	use commercially reasonable efforts to obtain any regulatory and/or third party approvals necessary to consummate the Transactions.

The Exchange Offer Support Agreement may be terminated (i) by the FOA Parties or by the Consenting Noteholders that hold, in the aggregate, at least 50.1% of outstanding principal amount of 2025 Unsecured Notes held by all Consenting Noteholders, which must include the affirmative consent of each of the Initial Consenting Noteholders (the “Required Consenting Noteholders”), if, among other circumstances, (A) the Exchange Offer and Consent Solicitation are not consummated by the “Outside Date,” (B) any governmental authority issues any final non-appealable ruling or order making illegal or otherwise enjoining, preventing or prohibiting the consummation of the Exchange Offer or any material portion of the Consent Solicitation or (C) the FOA Parties or the Consenting Noteholders materially breach the Exchange Offer Support Agreement, which breach remains uncured in accordance with the terms of the Exchange Offer Support Agreement, and (ii) by the Required Consenting Noteholders, if, among other circumstances, (A) any definitive document is inconsistent in any material respect with the terms and conditions of the Exchange Offer Support Agreement, which has not been reversed or cured by the FOA Parties within one business day after notice thereof, (B) any event of default under the indenture governing the 2025 Unsecured Notes occurs and is not subject to forbearance or waiver and is not otherwise cured or (C) if the Libman Parties (as defined in the indenture governing the 2025 Unsecured Notes) do not participate and exchange all of the 2025 Unsecured Notes held by them on the same terms as the Consenting Noteholders.

The Exchange Offer Support Agreement also contains certain customary representations, warranties and other agreements by the parties thereto.

On September 17, 2024, the FOA Parties and Initial Consenting Noteholders entered into a first amendment (the “ESA Amendment”) to the Exchange Offer Support Agreement, which modified the Exchange Offer Support Agreement to: (i) provide that the New Secured Notes will be secured on a second lien basis to the FOA Parties’ previously disclosed Revolving Working Capital Promissory Notes (the “Working Capital Notes”) until such time as the Working Capital Notes, as amended from time to time, are repaid in full, and thereafter, the New Secured Notes will be secured on a first lien basis and (ii) extend the Outside Date to October 31, 2024. The other terms of the Exchange Offer Support Agreement remain unchanged.

The foregoing is a summary of the material terms of, and is qualified by, the Exchange Offer Support Agreement, the ESA Amendment and the term sheets annexed thereto (related to the terms of the Transactions and New Secured Notes), copies of which are attached hereto as Annex A and incorporated by reference herein.

On September 17, 2024, the Company announced the commencement of the Transactions. The Transactions will expire at 5:00 P.M., New York City time, on October 25, 2024, unless extended by FOA Funding in its sole discretion. The closing of the Transactions is conditioned on the satisfaction or waiver of certain conditions precedent. The Transactions may not be completed as contemplated or at all.

Holders representing at least 94% of the aggregate outstanding principal amount of the 2025 Unsecured Notes have agreed pursuant to the terms of the Exchange Offer Support Agreement (as amended by the ESA Amendment), or otherwise communicated their intent to participate in the Exchange Offer and deliver their consents in the Consent Solicitation.

The information contained herein is for informational purposes only. This Information Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy.

Effect of the Transactions upon Rights of Existing Stockholders

With respect to the rights of our existing stockholders, the Transactions will have the principal effect of potentially diluting their current percentage ownership in the Company to the extent that Exchangeable Notes are exchanged for shares of the Company’s Class A Common Stock, which may cause prevailing market prices for our Class A Common Stock to decline. Based on 23,104,154 outstanding shares of our Class A common stock outstanding as of the Record Date (which includes 9,918,193 outstanding shares of vested Class A Common Stock and 13,185,961 shares of Class A Common Stock issuable upon exchange of an equal number of outstanding FOA Units, and giving retroactive effect to the Company’s 10:1 reverse stock split), the issuance of 5,454,546 shares of Class A Common Stock upon exchange of the Exchangeable Notes would result in dilution to our existing stockholders of approximately 19.1%. Furthermore, as of June 30, 2024, we had total equity of approximately $251.3 million and approximately 23.1 million shares of Class A Common Stock outstanding (on a fully exchanged basis giving effect to the exchange of outstanding FOA Units for Class A Common Stock on a one-for-one basis), implying a book value per share of $10.88. As of June 30, 2024, on an as adjusted basis to give effect to the issuance of 5,454,546 shares of Class A common stock upon exchange of $150.0 million aggregate principal amount of the Exchangeable Notes, our as adjusted total equity would be $401.3 million and our as adjusted book value per share of Class A Common Stock would be $14.05 per share, representing an increase of $3.17 per share on an as adjusted basis.

Additionally, in connection with the Transactions, the Company and FOA Funding expect to execute a registration rights agreement to register the resale of shares of Class A Common Stock received upon exchange of the Exchangeable Notes by noteholders who elect to conduct an exchange. The resale of significant amounts of such shares pursuant to a registration statement or an exemption from registration, could materially and adversely affect the market price of our Class A Common Stock.

Our stockholders have no preemptive rights to acquire any shares issued by us in connection with the Transactions. For additional details about the Company’s Class A Common Stock, see the description of the Company’s capital stock, contained in Exhibit 4.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC.

Interests of Directors and Executive Officers

Certain affiliates of Brian L. Libman, the Chairman of our Board, collectively hold approximately 22.1% of the aggregate principal amount of the outstanding 2025 Unsecured Notes and have notified the Company that they intend to tender their 2025 Unsecured Notes and participate in the Transactions. Accordingly, such affiliated entities may acquire additional shares of Class A Common Stock as a result of exchanging any Exchangeable Notes that they may receive in the Transactions.

No other person who has served as a director or executive officer since the beginning of the Company’s last fiscal year, and no associate of any such person, has any substantial interests, directly or indirectly, in the Stock Settlement Issuance, except to the extent of their ownership in shares of our Class A Common Stock and securities exchangeable or exercisable for our Class A Common Stock, which shares and securities would be subject to the same treatment as all other outstanding shares of our Class A Common Stock and securities exchangeable into or exercisable for our Class A Common Stock.

STOCKHOLDER APPROVAL OF ISSUANCE OF SECURITIES FOR NYSE PURPOSES

In order to comply with Section 312.03 of the New York Stock Exchange (NYSE) Listed Company Manual relating to stockholder approval of certain issuances of a listed company’s common stock, prior to the execution of the Exchange Offer Support Agreement, we obtained the approval of the Consenting Stockholders, who collectively represent approximately 69.8% of the voting power of our outstanding shares of capital stock as of the Record Date.

The NYSE rules require stockholder approval because the Stock Settlement Issuance involves: (i) an unregistered exchange of securities for new securities that are exchangeable for more than 20% of the Company’s outstanding shares of Class A Common Stock and voting power prior to issuance and (ii) the potential exchange of securities by a related party (affiliated entities of Mr. Libman) for new securities that are exchangeable for more than 1% of the Company’s Class A Common Stock and voting power prior to issuance. Typically, the required vote under the rules of the NYSE is the approval by a majority of votes cast on a proposal in a proxy bearing on the relevant matter, with votes casts calculated in accordance with a Company’s governing documents and any applicable state law. Because the required stockholder approval was obtained by use of written consent in lieu of a stockholders meeting, the required vote was the written consent of the holders of a majority of the shares entitled to vote as of the Record Date. Under the DGCL, our Amended and Restated Certificate of Incorporation (as amended) and our Amended and Restated Bylaws, the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote as of the Record Date constitutes the vote required to approve the Stock Settlement Issuance, by consent of stockholders in lieu of a meeting. The written consent of the Consenting Stockholders was sufficient to approve the Stock Settlement Issuance under the continued listing requirements of the NYSE and therefore, no proxies or additional consents are being solicited by us.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding the beneficial ownership of shares of the Company’s Class A Common Stock as of September 15, 2024 by:

•	each person known to the Company to be the beneficial owner of more than 5% of the shares of any class of the Company’s common stock;

•	each named executive officer or director of the Company; and

•	all officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership as of September 15, 2024 is based on 9,925,802 vested shares of Class A Common Stock outstanding and 15 shares of Class B Common Stock outstanding. The shares of Class B Common Stock have no economic rights, but entitle each holder, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes that is equal to the aggregate number of FOA Units held by such holder on all matters on which stockholders of the Company are entitled to vote generally. Holders of shares of Class B Common Stock vote together with holders of Class A Common Stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law.

The beneficial ownership information below excludes 425,850 unvested shares of Class A Common Stock held by Replay Sponsor, LLC, which are subject to vesting and forfeiture and will not be entitled to receive any dividends or other distributions, or to have any other economic rights until such shares are vested, and such shares will not be entitled to receive back dividends or other distributions or any other form of economic “catch-up” once they become vested. Additionally, for so long as they remain unvested, such shares must be voted proportionately with all other shares of Class A Common Stock and Class B Common Stock on all matters put to a vote of holders of the Company’s voting stock (i.e., holders of unvested shares will have no discretion in how such shares are voted).

The beneficial ownership information below excludes the shares underlying the warrants, the securities which were issued as an additional earnout payment in connection with our April 2021 business combination with Replay Acquisition Corp. and the shares expected to be issued or reserved under the Omnibus Plan, which are not deemed beneficially owned under the rules of the SEC.

	Beneficial Ownership(1)
Name of Beneficial Owner	Shares of Class A Common Stock(2)	Class A Share%	FOA Units(2)	% of Total Voting Power(3)
Five Percent Holders:
Blackstone(4)	3,192,284	32.2%	4,837,533	34.7%
Bloom Retirement Holdings Inc.	800,000	8.1%	1,169,299	8.5%
Edmond Safra(5)	756,588	7.6%	—	3.3%
Named Executive Officers and Directors:
Brian L. Libman(6)	1,131,903	11.4%	6,955,056	35.0%
Norma C. Corio	12,280	*	—	*
Robert W. Lord	12,280	*	—	*
Tyson A. Pratcher	12,280	*	—	*
Lance N. West(7)	82,280	*	—	*
Graham A. Fleming(8)	130,422	1.3%	121,995	1.1%
Kristen N. Sieffert(9)	51,725	*	53,487	*
Jeremy E. Prahm(10)	99,178	1.0%	45,875	*
All Directors and Executive Officers as a Group (10 persons)	1,551,091	15.6%	7,176,413	37.8%

*	Represents less than 1%.
(1)

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 5830 Granite Parkway, Suite 400, Plano, Texas 75024.

(2)

Subject to the terms of our exchange agreement with FOA Equity and the Sellers (as defined therein), which sets forth the terms and conditions upon which holders of FOA Units may exchange their FOA Units for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. Beneficial ownership of FOA Units reflected in this table is not reflected as beneficial ownership of shares of the Company’s Class A Common Stock for which such FOA Units may be exchanged.

(3)

Represents percentage of voting power of the Company’s Class A Common Stock and Class B Common Stock voting together as a single class. Shares of Class B Common Stock have no economic rights but provide each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FOA Units held by such holder on all matters on which stockholders of the Company are entitled to vote generally. As of September 15, 2024, FOA Equity unitholders held 13,185,955 FOA Units that were exchangeable for 13,185,955 shares of Class A Common Stock.

(4)

Reflects 4,809,922 FOA Units and 771,710 shares of Class A Common Stock held directly by BTO Urban Holdings L.L.C., 27,611 FOA Units and 4,322 shares of Class A Common Stock held directly by Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P. and 2,416,252 shares of Class A Common Stock directly held by BTO Urban Holdings II L.P. based on the Schedule 13D/A filed by the relevant Blackstone entities on July 26, 2024.

BTO Urban Holdings L.L.C. is owned by Blackstone Tactical Opportunities Fund – NQ L.P., Blackstone Tactical Opportunities Fund II – NQ L.P., Blackstone Tactical Opportunities Fund – A (RA) – NQ L.P., Blackstone Tactical Opportunities Fund – I – NQ L.P., Blackstone Tactical Opportunities Fund – S – NQ L.P., Blackstone Tactical Opportunities Fund – C – NQ L.P., Blackstone Tactical Opportunities Fund – L – NQ L.P., Blackstone Tactical Opportunities Fund – O – NQ L.P., Blackstone Tactical Opportunities Fund –

N – NQ L.P., Blackstone Tactical Opportunities Fund – U – NQ L.L.C., Blackstone Tactical Opportunities Fund II – C – NQ L.P., Blackstone Tactical Opportunities Fund – T – NQ L.P. (collectively, each of the Blackstone Tactical Opportunities Funds described above in this paragraph shall be referred to as the “Blackstone Tactical Opportunities Funds”), BTAS NQ Holdings L.L.C. and Blackstone Family Tactical Opportunities Investment Partnership SMD L.P.

The general partner of each of the Blackstone Tactical Opportunities Funds is Blackstone Tactical Opportunities Associates – NQ L.L.C. The sole member of Blackstone Tactical Opportunities Associates – NQ L.L.C. is BTOA – NQ L.L.C. The managing member of BTOA – NQ L.L.C. is Blackstone Holdings II L.P. The general partner of Blackstone Holdings II L.P. is Blackstone Holdings I/II GP L.LC. The managing member of BTAS NQ Holdings L.L.C. is BTAS Associates – NQ L.L.C. The managing member of BTAS Associates – NQ L.L.C. is Blackstone Holdings II L.P.

The general partner of Blackstone Family Tactical Opportunities Investment Partnership SMD L.P. is Blackstone Family GP L.L.C. Blackstone Family GP L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Mr. Schwarzman.

The general partner of Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P. is BTO – NQ Side-by-Side GP L.L.C. The sole member of BTO – NQ Side-by-Side GP L.L.C. is Blackstone Holdings II L.P.

The general partner of BTO Urban Holdings II L.P. is Blackstone Tactical Opportunities Associates – NQ L.L.C. The sole member of Blackstone Tactical Opportunities Associates – NQ L.L.C. is BTOA – NQ L.L.C. The managing member of BTOA – NQ L.L.C. is Blackstone Holdings II L.P. The general partner of Blackstone Holdings II L.P. is Blackstone Holdings I/II GP L.L.C.

Blackstone Inc. is the sole member of Blackstone Holdings I/II GP L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.

Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman (other than to the extent it or he directly holds securities as described herein) may be deemed to beneficially own the securities directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such securities. The address of each of such Blackstone entities and Mr. Schwarzman is c/o Blackstone Inc., 345 Park Avenue, New York, New York 10154.

(5)

Reflects 395,188 shares held directly by EMS Opportunity Ltd and indirectly by Mr. Safra as the sole shareholder of EMS Capital Holding Inc., which is the general partner of EMS Capital LP, the investment manager of EMS Opportunity Ltd. The address for EMS Opportunity Ltd. is c/o EMS Capital LP, 767 Fifth Avenue, 46th Floor, Attn: Legal & Compliance, New York, NY 10153. Also reflects 361,400 shares held by Replay Sponsor, LLC. Edmond M. Safra and Gregorio Werthein serve as managers of Replay Sponsor, LLC. Excludes 425,850 unvested shares of Class A Common Stock issued in the name of Replay Sponsor, LLC that are subject to vesting or forfeiture. The address for Replay Sponsor, LLC is c/o EMS Capital LP, 767 Fifth Avenue, 46th Floor, Attn: Legal & Compliance, New York, NY 10153. Information in this note is based on a Form 4 filed by Mr. Safra on September 30, 2022 and accounts for adjustments for the Company’s 10:1 reverse stock split, effective as of 5:00 p.m. (Eastern Time) on July 25, 2024.

(6)	Reflects 1,131,903 shares of Class A Common Stock and 6,955,056 FOA Units based on the Schedule 13D/A filed by Brian L. Libman on July 26, 2024.

Pursuant to the limited liability company agreement of Libman Family Holdings, LLC (“LFH”), LFH is managed by a board of managers consisting of Brian L. Libman, as the sole manager. LFH is owned, in equal parts, by Libman-Alpha Holdings, LLC (“Alpha”), Libman-Eta Holdings, LLC (“Eta”) and Libman- Kappa Holdings, LLC (“Kappa”). Each of Alpha, Eta and Kappa are owned by Brian L. Libman, Sharon Libman, Libman 2004 Trust (the “04 Trust”) and Libman Family Generational Trust (the “Generational Trust”). The Trustee of each of the 04 Trust and the Generational Trust is Sonia McKinney.

(7)

Reflects 12,280 shares of Class A Common Stock held directly by Mr. West and 70,000 shares of Class A Common Stock held directly by CDZ Capital Partners, LP. The general partner of CDZ Capital Partners, LP is CDZ Capital Corp. Mr. West controls CDZ Capital Corp.’s investment decisions.

(8)	Reflects 128,422 shares of Class A Common Stock held directly by Mr. Fleming, 2,000 shares of Class A Common Stock held through a trust and 121,995 FOA Units held through a wholly-owned corporation.
(9)	Reflects 51,725 shares of Class A Common Stock held directly by Ms. Sieffert and 53,487 FOA Units held through a wholly-owned corporation.
(10)	Reflects 99,178 shares of Class A Common Stock held directly by Mr. Prahm and 45,875 FOA Units held through a wholly-owned corporation.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company, intermediaries such as brokers and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will promptly deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Once you have received notice of householding materials to your address, householding will generally continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, you may contact us with such request. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at: Finance of America Companies Inc., 5830 Granite Parkway, Suite 400, Plano, Texas 75024, or by phone at (877) 202-2666.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on March 15, 2024;

•	the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed on May 10, 2024; and

•	the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed on August 9, 2024.

For purposes of this Information Statement, any statement contained in a document incorporated by reference in this Information Statement shall be deemed to be modified or superseded to the extent that a statement contained in this Information Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may inspect these reports and other information without charge at a website maintained by the SEC. The address of this site is http://www.sec.gov.

Our website address for investors is https://ir.financeofamericacompanies.com/. Through our website, we make available, free of charge, documents as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC, including our Annual Reports on Form 10-K; our proxy statements for our annual and special stockholder meetings; our Quarterly Reports on Form 10-Q; our Current Reports on Form 8-K and Forms 3, 4 and 5 with respect to our securities filed on behalf of our directors and our executive officers; and amendments to those documents. From time to time, we use our website as a channel of distribution of material Company information. The information contained on, or that may be accessed through, our website is not part of, and is not incorporated into, this Information Statement.

We will provide without charge to each person, including any beneficial owner, to whom this Information Statement is delivered, upon written or oral request, a copy of any or all documents that have been incorporated by reference into this Information Statement. You may request copies of those documents from:

Finance of America Companies Inc.

5830 Granite Parkway, Suite 400

Plano, Texas 75024

Attn: Investor Relations

(877) 202-2666

ir@financeofamerica.com

You should rely only on the information provided in this Information Statement. The Company has not authorized anyone else to provide you with any information. The delivery of this Information Statement should not create an implication that there has been no change in the affairs of the Company since the date of this Information Statement or that the information herein is correct as of any later date regardless of the time of delivery of this Information Statement.

By Order of the Board of Directors,

Lauren E. Richmond
Chief Legal Officer, General Counsel & Secretary

October 8, 2024

ANNEX A

EXCHANGE OFFER SUPPORT AGREEMENT

FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT

Execution Version

EXCHANGE OFFER SUPPORT AGREEMENT

THIS EXCHANGE OFFER SUPPORT AGREEMENT DOES NOT CONSTITUTE, AND SHALL NOT BE DEEMED, AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. NOTHING CONTAINED IN THIS EXCHANGE OFFER SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

THIS EXCHANGE OFFER SUPPORT AGREEMENT DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER AGREEMENTS WITH RESPECT TO THE TRANSACTIONS DESCRIBED IN THIS EXCHANGE OFFER SUPPORT AGREEMENT, WHICH TRANSACTIONS WILL BE SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS AND CONDITIONS SET FORTH IN THIS EXCHANGE OFFER SUPPORT AGREEMENT AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS.

This Exchange Offer Support Agreement (this “Agreement”), dated as of June 24, 2024, is entered into by and among Finance of America Funding LLC (“FOA Funding”), Finance of America Equity Capital LLC (“FOA Equity Capital”), Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC, and MM Risk Retention LLC (collectively, the “Companies”), and each of the undersigned holders of, or the investment advisor, sub-advisor or manager to a beneficial or legal holder or holders of (and in such capacity having the power to direct the voting and disposition of the notes held by such holder(s)) the 2025 Unsecured Notes (as defined herein) (each, an “Initial Consenting Noteholder” and, collectively, the “Initial Consenting Noteholders”). The Companies, the Consenting Noteholders and any subsequent holder or beneficial holder of the 2025 Unsecured Notes that becomes a party hereto by executing a Joinder Agreement substantially in the form attached as Exhibit A hereto (the “Joinder Agreement”) (together with the Initial Consenting Noteholders, the “Consenting Noteholders”), are referred to herein as the “Parties.”

WHEREAS, FOA Funding issued $350.0 million aggregate principal amount of its 7.875% Senior Notes due 2025 (the “2025 Unsecured Notes”) pursuant to that certain Indenture, dated as of November 5, 2020, by and between FOA Funding, as Issuer, FOA Equity Capital, as Parent Guarantor, the subsidiary guarantors thereunder, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (as amended and supplemented to the date hereof, the “Unsecured Notes Indenture”);

WHEREAS, in accordance with the terms, and subject to the conditions, set forth in that certain Exchange Term Sheet attached hereto as Exhibit B (including the Proposed Amendments (as defined below) set forth therein, the “Exchange Term Sheet”), the Companies propose to offer to exchange the 2025 Unsecured Notes held by each Consenting Noteholder and all other holders of the 2025 Unsecured Notes (the “Exchange Offer”) for (i) up to $200.0 million aggregate principal amount of 7.875% Senior Secured First Lien Notes due 2026 (the “New First Lien Notes”) and (ii) up to $150.0 million aggregate principal amount of 10.000% Exchangeable Senior First Lien Notes due 2029 (the “New First Lien Exchangeable Notes” and, together with the New First Lien Notes, the “New Securities”), on a ratable basis per $1,000 principal amount of 2025 Unsecured Notes exchanged and subject to ratable reduction on a dollar for dollar basis based on the aggregate principal amount of 2025 Unsecured Notes that do not participate in the Exchange Offer, if any, each as described more fully in the Exchange Term Sheet;

WHEREAS, in conjunction with the Exchange Offer, the Companies are seeking certain amendments, as further set forth in the Exchange Term Sheet, to the Unsecured Notes Indenture (the “Proposed Amendments”) pursuant to a consent solicitation (the “Consent Solicitation” and, together with the Exchange Offer, the “Exchange Offer and Consent Solicitation”);

WHEREAS, if the Companies receive the consents required to effect the Proposed Amendments as set forth in the Exchange Term Sheet, it is contemplated that the Proposed Amendments to the Unsecured Notes Indenture will become operative on the settlement date of the Exchange Offer and Consent Solicitation (the “Settlement Date”); and

WHEREAS, the Consenting Noteholders beneficially own, as of the date hereof, the aggregate principal amount of 2025 Unsecured Notes set forth below its name on the signature page hereto (which collectively represents approximately 71.1% of the aggregate principal amount of the 2025 Unsecured Notes), and each Consenting Noteholder is hereby willing to agree to tender all such 2025 Unsecured Notes in the Exchange Offer in accordance with the conditions set forth in this Agreement, and provide its consent with respect to all such 2025 Unsecured Notes to the Proposed Amendments in the Consent Solicitation, each in the manner, on the terms and subject to the conditions set forth herein and in the Exchange Term Sheet.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Conditions to Agreement Effectiveness. This Agreement, and the rights and obligations of the Parties hereunder, shall become effective and binding upon each of the Parties immediately upon the first date (such date, the “Agreement Effective Date”) on which counsel to each of the Parties has received duly executed counterpart signature pages to this Agreement from (a) each of the Companies and (b) the Consenting Noteholders and (ii) the Consenting Noteholder Counsel Fees and Expenses (as defined below) incurred through the date thereof have been paid in full.

Section 2. Definitive Documents. The documents, instruments and agreements governing the Exchange Offer and Consent Solicitation (collectively, the “Definitive Documents”) shall include:

(a) any offering memoranda used in connection with the Exchange Offer and any other securities offering or exchange offer documents used in connection with the Exchange Offer;

(b) any consent solicitation statements or other solicitation materials, including any related notices, ballots, or other election forms used in connection with the Consent Solicitation, which may be combined with any offering memoranda referred to in clause (a);

(c) any indentures to be entered into in connection with the Exchange Offer, including, but not limited to, those governing the New First Lien Notes and the New First Lien Exchangeable Notes;

(d) any security or collateral documents entered into in connection with the New First Lien Notes and the New First Lien Exchangeable Notes;

(e) any intercreditor agreements entered into in connection with the New First Lien Notes and the New First Lien Exchangeable Notes; and

(f) any supplemental indentures with respect to the Unsecured Notes Indenture entered into in connection with the Consent Solicitation to effectuate the Proposed Amendments.

The Definitive Documents remain subject to negotiation and completion and shall, upon completion, contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement and, except where otherwise specified in this Agreement or agreed to in writing by the Parties, shall otherwise be in form and substance acceptable to the Companies and the Initial Consenting Noteholders.

Section 3. Exchange Term Sheet. The Exchange Term Sheet and each of the other exhibits attached hereto and thereto are fully incorporated by reference herein and are made a part of this Agreement as if fully set forth herein, and all references to this Agreement shall include and incorporate all such exhibits, including the Exchange Term Sheet; provided, however, (a) to the extent that there is a conflict between this Agreement and the Exchange Term Sheet, the terms and provisions of the Exchange Term Sheet shall govern, and (b) to the extent that there is a conflict between the Exchange Term Sheet or this Agreement and the Definitive Documents, the terms and provisions of the Definitive Documents shall govern. Neither this Agreement nor the Exchange Term Sheet, nor any provision hereof or thereof, may be modified, waived, amended, or supplemented, except in accordance with Section 15 hereof.

Section 4. Agreements of the Parties.

(a) Agreements of the Consenting Noteholders. During the period commencing as of the Agreement Effective Date until the termination of this Agreement (the “Agreement Effective Period”), and subject to the terms and conditions contained in this Agreement and the Definitive Documents, each Consenting Noteholder, severally and not jointly, agrees and covenants:

(1) to take (and cause its Affiliates,1 and direct their respective representatives, agents and employees to take) all commercially reasonable actions reasonably requested by the Companies and necessary to support and achieve the consummation of the Exchange Offer and Consent Solicitation, including the transactions set forth in this Agreement, within the timeframes outlined herein, including by (x) tendering or causing to be tendered any and all 2025 Unsecured Notes beneficially owned or controlled by such Consenting Noteholder into the Exchange Offer in accordance with the Exchange Term Sheet and the Definitive Documents, in any event prior to the earlier of (i) the early tender date (if any) of the Exchange Offer in accordance with the Definitive Documents and (ii) expiration date of the Exchange Offer in accordance with the Definitive Documents (such earlier date, the “Tender Date”) and (y) consenting, voting or exercising any power or rights available to it, in each case, in favor of any matter requiring voting, approval, or action to implement the Exchange Offer and Consent Solicitation, including the Proposed Amendments;

(2) that it will not revoke any tender or consent made in the Exchange Offer or Consent Solicitation, subject to the termination of this Agreement pursuant to Section 7, Section 8, Section 9 or Section 10 hereof (for the avoidance of doubt if this Agreement is terminated prior to consummation of the Exchange Offer and Consent Solicitation, such tender and consents may be revoked at any time after such termination);

(3) to execute any customary and reasonable document and give any customary and reasonable notice, order, instruction, or direction necessary to support, facilitate, implement, consummate, or otherwise give effect to its agreements hereunder in respect of the Exchange Offer and Consent Solicitation;

(4) that it shall not, directly or indirectly, object to, delay, impede or take (or cause any other person or entity to take) any other action, or refrain from taking any action, that would delay or interfere with, directly or indirectly, in any respect, acceptance or implementation of the Exchange Offer and Consent Solicitation;

[1]

“Affiliates” shall mean with respect to any specified person or entity, any other person or entity directly, or indirectly through one or more intermediaries, controlling or controlled by or under direct or indirect common control with such specified person or entity (for purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by,” and “under common control with”), as used with respect to any person or entity, shall mean the possession, directly or indirectly, of the right or power to direct or cause the direction of the management or policies of such person or entity, whether through the ownership of voting securities, by agreement, or otherwise).

(5) that it shall not take any actions inconsistent with the terms of this Agreement, the Exchange Term Sheet, the Definitive Documents or the consummation of the Exchange Offer and Consent Solicitation, and shall take such additional commercially reasonable actions reasonably necessary to effect the agreements contained herein;

(6) to negotiate and implement the Definitive Documents in good faith and execute and deliver each Definitive Document to which it is required to be a party as contemplated by this Agreement; and

(7) not to sell, transfer, loan, issue, pledge, hypothecate, assign or otherwise encumber or dispose of, directly or indirectly in whole or in part (each, a “Transfer”) any 2025 Unsecured Notes or any claims against the Company Parties arising thereunder (collectively with the 2025 Unsecured Notes, “Claims”) (and cause its Affiliates, other than Affiliates acting as Qualified Marketmakers2 with respect to such Claims, not to), and any purported Transfer of Claims shall be void ab initio and without effect, unless the transferee thereof (x) is a Consenting Noteholder party hereto or an Affiliate of a Consenting Noteholder party hereto that would be bound by the obligations contained herein, (y) prior to the Transfer, agrees to be bound by all of the terms of this Agreement and delivers a Joinder Agreement, at which time the Permitted Transferee shall become a Consenting Noteholder for all purposes hereunder or (z) is any of the Companies that is repurchasing such 2025 Unsecured Notes solely as necessary to effect the Exchange Offer pursuant to the terms of this Agreement;

provided, for the avoidance of doubt, that no Consenting Noteholder shall be required to take any action under this clause (a) to the extent such action is (x) prohibited by applicable law, rule or governmental regulation or (y) would reasonably be expected to otherwise result in any payment obligations, fees, expenses or liabilities of any kind (other than customary transfer fees incurred in connection with any transfer that complies with clause (7) of this Section 4(a)), except, in the case of this clause (y), to the extent such Consenting Noteholder has received an indemnity from the Companies reasonably satisfactory to it.

(b) Commitments of the Companies. During the Agreement Effective Period, each of the Companies agrees and covenants, subject to its obligations under applicable law and regulations:

(1) to use commercially reasonable efforts to take or cause to be taken all actions reasonably necessary to consummate the Exchange Offer and Consent Solicitation on the terms and subject to the conditions set forth in the Exchange Term Sheet and cause the issuance and delivery, on the Settlement Date, of the New First Lien Notes and New First Lien Exchangeable Notes, as more fully described in the Exchange Term Sheet;

(2) to take no actions materially inconsistent with this Agreement, the Exchange Term Sheet, the Definitive Documents or the consummation of the Exchange Offer and Consent Solicitation, and shall take such additional actions reasonably necessary to effect the agreements contained herein;

(3) on or about the Settlement Date, to cancel all 2025 Unsecured Notes held by any of the Companies and all 2025 Unsecured Notes validly tendered and accepted for exchange pursuant to the Exchange Offer and Consent Solicitation;

(4) to use commercially reasonable efforts to obtain additional support for the Exchange Offer and Consent Solicitation from other holders of 2025 Unsecured Notes;

[2]

“Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to Claims (or enter with customers into long and short positions in Claims), in its capacity as a dealer or market maker in Claims, (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt), and (c) who disposes of any Claims within 15 days of acquiring such Claims.

(5) to not, directly or indirectly, object to, delay, impede or take (or cause any other person or entity to take) any action to interfere with the approval, confirmation, acceptance, implementation or consummation of the Exchange Offer and Consent Solicitation;

(6) use commercially reasonable efforts to obtain any regulatory and/or third party approvals necessary to consummate the Exchange Offer and Consent Solicitation;

(7) to negotiate and implement the Definitive Documents in good faith and execute and deliver each Definitive Document to which it is required to be a party; and

(8) to take such other actions that may be reasonably requested by any Consenting Noteholder to facilitate the performance of its obligations described in clause (a) above.

Section 5. Representations and Warranties of Each Party. Each of the Parties severally represents and warrants as to itself only to each of the other Parties hereto that the following statements are true and correct as of the date hereof:

(a) Power and Authority. It is duly organized, validly existing, and in good standing (where such concept is recognized) under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

(b) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or similar action on its part.

(c) No Conflicts. The execution, delivery and performance by it of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or its certificate of incorporation or by-laws (or other organizational documents) or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it is a party.

(d) Governmental Consents. The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except the New York Stock Exchange, assuming the accuracy of the Consenting Noteholders’ representations in Section 6 hereof.

(e) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(f) No Similar Agreement. Except as expressly provided by this Agreement, it is not party to any transaction support, coordination agreement or similar agreements or arrangement with other Parties to this Agreement that have not been disclosed to all Parties to this Agreement.

Section 6. Additional Representations and Warranties of the Consenting Noteholders. Each of the Consenting Noteholders severally represents and warrants as to itself only to each of the other Parties hereto that the following statements are true and correct as of the date hereof (or as of the date such Consenting Noteholder becomes a party hereto):

(a) Ownership and Voting and Consent Authority of the 2025 Unsecured Notes.

(1) (i) Such Consenting Noteholder, as of the date hereof, beneficially owns the aggregate principal amount of 2025 Unsecured Notes and number of Class A Common shares issued by Finance of America Companies, Inc. (“FOA,” and such shares, “FOA Common Shares”) set forth below such Consenting Noteholder’s name on the signature page hereto or its Joinder Agreement, as applicable, and has, with respect to the beneficial owner(s) of the principal amount of such 2025 Unsecured Notes set forth under such Consenting Noteholder’s name on the signature page hereto or its Joinder Agreement, as applicable, (x) sole investment or voting discretion, (y) full power and authority to vote on and consent to matters concerning such 2025 Unsecured Notes and to exchange, assign, and transfer such 2025 Unsecured Notes, and (z) full power and authority to bind or act on the behalf of such beneficial owner(s).

(2) Other than the aggregate principal amount of 2025 Unsecured Notes set forth below such Consenting Noteholder’s name on the signature page hereto or its Joinder Agreement, as applicable, such Consenting Noteholder and its Affiliates do not (i) own any other 2025 Unsecured Notes or (ii) have investment or voting discretion with respect to any other 2025 Unsecured Notes.

(3) The aggregate principal amount of 2025 Unsecured Notes set forth below such Consenting Noteholder’s name on the signature page hereto or its Joinder Agreement, as applicable, are, and any Additional Notes (defined below) acquired by the Consenting Noteholder or its Affiliates following the Agreement Effective Date, in each case, shall be, free and clear of any pledge, security interest, claim, lien, voting restriction, right of first refusal, pledge limitation or other encumbrance of any kind.

(b) Securities Act. Such Consenting Noteholder is either (1) a qualified institutional buyer as defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”) or (2) a non-U.S. person under Regulation S under the Securities Act, and (ii) has acquired any securities of the Companies in connection with the Exchange Offer for investment and not with a view to distribution or resale in violation of the Securities Act.

Section 7. Termination of Obligations by Consenting Noteholders. Upon the occurrence of a Consenting Noteholder Termination Event (as defined below), this Agreement may be terminated by, and such termination shall be effective upon, delivery of a written notice (which may be by email) from the Consenting Noteholders that hold, in the aggregate, at least 50.1% of outstanding principal amount of 2025 Unsecured Notes held by all Consenting Noteholders, which must include the affirmative consent of each of Brigade Capital Management LP, Anchorage Capital Advisors, L.P., and Beach Point Capital Management LP (collectively, the “Required Consenting Noteholders”) in accordance with Section 18 below to the other Parties and the obligations of each of the Parties hereunder shall thereupon terminate and be of no further force or effect with respect to each Party; provided that for purposes of determining whether the Required Consenting Noteholder conditions have been satisfied, any Consenting Noteholder whose own actions give rise to the relevant breach shall not be included or required for such purposes. “Consenting Noteholder Termination Event” means:

(a) if any of the Companies breaches in any material respect any of its obligations, representations, warranties, or covenants contained in this Agreement, which breach remains uncured for a period of three (3) business days from the date such breaching Company or Companies, as applicable, receives a written notice of such breach from the Required Consenting Noteholders;

(b) the Companies shall have publicly announced their intention to terminate the Exchange Offer;

(c) the Exchange Offer and Consent Solicitation shall not have been consummated on or before September 30, 2024 (the “Outside Date”);

(d) (i) any Definitive Document is inconsistent in any material respect with the terms and conditions set forth in this Agreement and the Exchange Term Sheet or (ii) any Definitive Document is waived, amended, modified, or supplemented in a manner that is inconsistent in a material manner with the terms and conditions set forth in this Agreement, in each case, which has not been reversed or cured within one (1) business day after the Companies receive written notice from the Consenting Noteholders;

(e) the Companies shall have failed to timely pay the Consenting Noteholder Counsel Fees and Expenses;

(f) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order making illegal or otherwise enjoining, preventing, or prohibiting the consummation of the Exchange Offer or any material portion of the Consent Solicitation;

(g) the occurrence of any Event of Default under the Unsecured Notes Indenture that is not subject to forbearance or waiver or that is not otherwise cured prior to the termination of this Agreement;

(h) any of the Companies initiate or commence voluntary cases under the United States Bankruptcy Code or any other insolvency proceeding (whether in the United States or otherwise) or an order for relief is entered in connection with any involuntary proceeding filed against any of the Companies;

(i) if, (x) no later than five business days prior to the deadline for holders of 2025 Unsecured Notes to provide their consent to participate in the Exchange Offer and Consent Solicitation (the “Consent Deadline”), the Libman Parties (as defined in the Unsecured Notes Indenture) have not submitted an affirmative consent to participate and exchange all of the 2025 Unsecured Notes held by the Libman Parties as of the date hereof (which for purposes of this agreement shall be no less than the amount specified by the Company in email to the Consenting Noteholder Counsel on June 24, 2024) pursuant to the Exchange Offer and Consent Solicitation on the same terms as the Consenting Noteholders or (y), within five business days of the Consent Deadline, any of the Libman Parties revoke their consent or otherwise withdraw any portion of their 2025 Unsecured Notes from participation in the Exchange Offer and Consent Solicitation; and

(j) any of the Companies shall have issued a notice purporting to terminate this Agreement pursuant to Section 8.

At any time after a Termination Event has occurred, the Required Consent Noteholders may waive the occurrence of the Termination Event. No such waiver of a Termination Event shall affect any subsequent Termination Event or impair any right consequent thereon and such Consenting Noteholders shall have no liability to the other Parties or each other in respect of any termination of this Agreement in accordance with the terms hereof. Notwithstanding anything to the contrary herein, no Consenting Noteholder may terminate this Agreement pursuant to this Section 7 (or count towards the vote of the Required Consenting Noteholders needed to terminate this Agreement) if said terminating Consenting Noteholder (or Consenting Noteholders) failed to perform or comply in all material respects with the terms and conditions of this Agreement, with such failure to perform or comply causing, or resulting in, the occurrence of the Termination Event specified herein.

Section 8. Termination of Obligations by the Companies. Upon the occurrence of a Company Termination Event (as defined below), this Agreement may be terminated by delivery of a written notice in accordance with Section 18 below by the Companies (or either of them) to the other Parties and the obligations of each of the Parties hereunder shall thereupon terminate and be of no further force or effect with respect to each Party. “Company Termination Event” means:

(a) if any Consenting Noteholder breaches in any material respect any of their obligations, representations, warranties, or covenants contained in this Agreement, which breach remains uncured for a period of ten (10) business days from the date counsel to the Consenting Noteholders receives a written notice of such breach from the Companies;

(b) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling or order making illegal or otherwise enjoining, preventing, or prohibiting the consummation of the Exchange Offer or any material portion of the Consent Solicitation; or

(c) the Exchange Offer and Consent Solicitation shall not have been consummated on or before the Outside Date.

At any time after a Company Termination Event has occurred, the Companies (or either of them) in their sole discretion may waive the occurrence of the Company Termination Event. No such waiver shall affect any Consenting Noteholder’s rights with respect to any Termination Event or the Companies’ rights with respect to any subsequent Company Termination Event or impair any right consequent thereon and the Companies shall have no liability to the other Parties or each other in respect of any termination of this Agreement in accordance with the terms hereof. Notwithstanding anything to the contrary herein, no Company may terminate this Agreement pursuant to this Section 8 if any Company (or Companies) failed to perform or comply in all material respects with the terms and conditions of this Agreement, with such failure to perform or comply causing, or resulting in, the occurrence of the Termination Event specified herein.

Section 9. Automatic Termination. This Agreement shall automatically terminate without any further required action or notice upon the consummation of the Exchange Offer and Consent Solicitation and the obligations of each of the Parties hereunder shall thereupon terminate and be of no further force or effect with respect to each Party.

Section 10. Termination by Mutual Consent. This Agreement may be terminated at any time prior to the consummation of the Exchange Offer and Consent Solicitation by mutual written consent of the Companies and the Required Consenting Noteholders.

Section 11. Specific Performance. Each Party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other Parties to sustain damages for which such Parties would not have an adequate remedy at law for money damages, and therefore each Party hereto agrees that in the event of any such breach the other Parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which such Parties may be entitled, at law or in equity.

Section 12. Additional Notes. This Agreement shall in no way be construed to preclude the Consenting Noteholders or its Affiliates from acquiring additional 2025 Unsecured Notes (“Additional Notes”), provided however, that (i) if a Consenting Noteholder or its Affiliates acquires Additional Notes after executing this Agreement, the acquiring Consenting Noteholder or its Affiliate, as applicable, shall notify counsel to the Companies of such acquisition within two (2) business days after the closing of such trade, and (ii) any such Additional Notes shall automatically and immediately upon acquisition by a Consenting Noteholder or its Affiliates be deemed to be subject to all of the terms of this Agreement whether or not notice of such acquisition is given to the Companies; provided further, that any Additional Notes acquired by any Affiliate of a Consenting Noteholder acting in its capacity as a Qualified Marketmaker shall not be required to be subject to the terms hereof to the extent that such Affiliate disposes of such Additional Notes within (15) calendar days of acquisition thereof. Any Additional Notes held by an Affiliate that is a Qualified Marketmaker after (15) calendar days from the date of initial acquisition of such Additional Notes shall be automatically and immediately deemed subject to the terms of this Agreement.

Section 13. Cooperation and Support. The Parties shall cause each of their subsidiaries and controlled Affiliates to cooperate with each other in respect of all matters concerning the implementation and consummation of the transactions contemplated hereby. Furthermore, subject to the terms of this Agreement, each of the Parties shall cause each of their subsidiaries and Affiliates to take such action (including executing and delivering any other agreements and making and filing any required regulatory filings) as may be reasonably necessary to carry out the purposes and intent of this Agreement and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement. Notwithstanding anything to the contrary in this Section 14, to the extent that any Consenting Noteholder lacks authority to bind its controlled Affiliates, this Section 14 shall not require such Consenting Noteholder to bind such controlled Affiliates; provided that such

Consenting Noteholder shall take all commercially reasonable steps reasonably requested by the Company Parties to attempt to secure the cooperation of any such Affiliates.

Section 14. Acknowledgement. Notwithstanding any other provision herein, this Agreement is not and shall not be deemed to be an offer with respect to any securities.

Section 15. Amendments. This Agreement may not be modified, amended or supplemented except in a writing signed by the Companies and the Initial Consenting Noteholders; provided, however, that any such modification, amendment or supplement that relates solely to a specific Consenting Noteholder and does not adversely affect any other Consenting Noteholder shall require only a writing signed by the Companies and such specific Consenting Noteholder.

Section 16. No Waiver. The failure of any Party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Party hereto with its obligations hereunder, and any custom or practice of the Parties at variance with the terms hereof, shall not constitute a waiver by such Party of its right to exercise any such or other right, power or remedy or to demand such compliance.

Section 17. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, the Parties irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York, located in the Borough of Manhattan, and by execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 18. Notices. All demands, notices, requests, consents, and communications hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile or e-mail (and confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

(a) if to the Companies, to:

c/o Finance of America Funding LLC

5830 Granite Parkway

Suits 400, Plano, TX 75024

Telephone: [*******]

Attention: Lauren Richmond, Chief Legal Officer & General Counsel

with copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Telephone: (212) 455-2000

Attention: Sunny Singh and Marisa Stavenas

and

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Telephone: (202) 636-5500

Attention: William R. Golden

(b) if to the Consenting Noteholders, to:

(i) such Consenting Noteholders at the address shown for each such member on the applicable signature page hereto or to the attention of the person who has signed this Agreement on behalf of such Consenting Noteholder with a copy to: with copies (which shall not constitute notice) to:

Sidley Austin LLP

787 7th Ave

New York, New York 10019

Telephone: (212) 839-5300

Attention: Neil E. Horner, Anthony Grossi, and Jason Hufendick

Section 19. Expenses of the Consenting Noteholders. The Companies hereby agree to pay the reasonable and documented fees and expenses of Sidley Austin LLP as counsel to the Consenting Noteholders (“Consenting Noteholders’ Counsel” and, such fees and expenses, the “Consenting Noteholders’ Counsel Fees and Expenses”) in connection with this Agreement, the Exchange Offer, the Consent Solicitation and the transactions contemplated hereby and thereby in accordance with the terms of that certain fee letter dated as of April 16, 2024 among Sidley Austin LLP and FOA Equity Capital (the “Sidley Fee Letter”). For the avoidance of doubt, to the extent of any conflicts between the Sidley Fee Letter and this Section 19, the Sidley Fee Letter shall govern.

Section 20. Entire Agreement. This Agreement (together with the exhibits hereto) constitutes the entire understanding and agreement among the Parties with regard to the subject matter hereof, and supersedes all prior agreements with respect thereto other than any confidentiality agreement or non-disclosure agreement executed by any Consenting Noteholder on one hand and FOA Equity Capital on the other hand and the Sidley Fee Letter.

Section 21. Headings. The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

Section 22. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of each of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

Section 23. Several, Not Joint, Obligations. The agreements, representations and obligations of the Parties (including, for the avoidance of doubt, each Consenting Noteholder) under this Agreement are, in all respects, several and not joint.

Section 24. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

Section 25. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by email shall be effective as delivery of a manually executed signature page of this Agreement. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 26. No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the Parties hereto, and no other person or entity shall be a third party beneficiary hereof.

Section 27. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 28. Additional Parties. Without in any way limiting the provisions hereof, additional holders of 2025 Unsecured Notes may elect to become Parties by executing and delivering to the Companies an executed Joinder Agreement. Such additional holders shall become a party to this Agreement as a Consenting Noteholder in accordance with the terms of this Agreement.

Section 29. Public Disclosure. Each of the Consenting Noteholders hereby consents to the disclosure of this Agreement by the Companies or the Companies’ direct or indirect parent entity, Finance of America Companies Inc. (“Parent”) and consents to the inclusion of such disclosure in any filings by the Companies or Parent with the Securities and Exchange Commission (the “SEC”) or as required by law or regulation; provided that it is expressly understood by the Parties that none of the Consenting Noteholders consent to any disclosure of their individual holdings of the 2025 Unsecured Notes and the Companies hereby agree to keep such information confidential, unless such disclosure is required by applicable law or regulations of any applicable stock exchange or governmental authority (each, an “Authority”), in which case, the Companies shall (x) provide each of the Consenting Noteholders with advance notice of the intent to disclose and provide such Consenting Noteholders with the reasonable opportunity to review and comment on the proposed disclosure to be provided by the Companies (if permitted by the applicable Authority), (y) only disclose such information as is required to be disclosed by the applicable Authority and (z) to the extent this Agreement will be filed publicly with the SEC by the Companies, the Companies shall either (i) file with the SEC a form of this Agreement that does not include the individual holdings of the Consenting Noteholders in lieu of filing an executed version or (ii) use commercially reasonable efforts to obtain confidential treatment with respect to the individual holdings of the Consenting Noteholders included in this Agreement at or prior to filing the executed version of this Agreement with the SEC. The Companies shall provide drafts of any press release announcing any transaction related to the Exchange Offer and Consent Solicitation to the Consenting Noteholders’ Counsel at least one (1) calendar day prior to the issuance of any such press release.

Section 30. Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, including a written approval by the Companies or the Required Consenting Noteholders, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel.

(a) Relationship Among Parties.

(1) Notwithstanding anything to the contrary herein, the duties and obligations of the Consenting Noteholders under this Agreement shall be several, and neither joint nor joint and several. None of the Consenting Noteholders shall have by virtue of this Agreement any fiduciary duty or any other duty of trust or confidence in any form to each other, any Consenting Noteholder, any Company or Affiliate thereof, or any of the Companies’ or their respective affiliates’ creditors or other stakeholders. None of the Consenting Noteholders shall have by virtue of this Agreement any duties or responsibilities to each other, any Consenting Noteholder, any Company or Affiliate thereof, or any of the Companies’ or their respective affiliates’ creditors or other stakeholders, and there are no commitments among or between the Consenting Noteholders, except as expressly set forth in this Agreement. It is understood and agreed that any Consenting Noteholder may trade in any debt or equity securities of any Companies without the consent of the Companies or any other Consenting Noteholder, subject to applicable securities laws, the terms of any non-disclosure agreement with the Companies, the terms of this Agreement, and the terms of the Definitive Documents. No prior history, pattern or practice of sharing confidences among or between any of the Consenting Noteholders, and/or the Companies shall in any way affect or negate this understanding and agreement. The Parties acknowledge that this Agreement does not constitute an agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any securities of any of the Companies and shall not be deemed, as a result of its entering into and performing its obligations under this Agreement, to constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 promulgated thereunder. For the avoidance of doubt: (1) each Consenting Noteholder is entering into this Agreement directly with the Companies and not with any other Consenting Noteholder, (2) no other Consenting Noteholder shall have any right to bring any action against any other Consenting Noteholder with respect this Agreement (or any breach thereof), other than in accordance with this Agreement, and (3) no Consenting Noteholder shall, nor shall any action taken by a Consenting Noteholder pursuant to this Agreement, be deemed to be acting in concert or as any group with any other Consenting Noteholder with respect to the obligations under this Agreement, nor shall this Agreement create a presumption that the Consenting Noteholders are in any way acting as a group. All rights under this Agreement are separately granted to each Consenting Noteholders by the Companies and vice versa, and the use of a single document is for the convenience of the Parties. Each Party’s decision to commit to enter into the transactions contemplated by this Agreement has been made independently and is based upon its own business judgment.

(2) The Companies understand that the Consenting Noteholders are engaged in a wide range of financial services and businesses, and, in furtherance of the foregoing, the Companies acknowledge and agree that, subject to the express terms hereof, the obligations set forth in this Agreement shall only apply to the trading desk(s) and/or business group(s) of the Consenting Noteholders that principally manage and/or supervise the Consenting Noteholders’ investment in the Companies, and shall not apply to any other trading desk or business group of the Consenting Noteholders so long as they are not acting at the direction or for the benefit of such Consenting Noteholders and so long as confidentiality is maintained consistent with any applicable confidentiality agreement.

Section 31. Releases by the Companies of the Consenting Noteholders

(a) Definitions.

(1) “Company Releasing Parties” means each of the Companies, and, to the maximum extent permitted by law, each of the Companies on behalf of their respective controlled Affiliates.

(2) “Released Parties” means the Consenting Noteholders and each of their respective Affiliates and Related Parties; provided, however, that under no circumstance shall any Libman Party be a Released Party pursuant to this Agreement.

(3) “Released Claims” means any claims or rights of the Companies released pursuant to this Section 31.

(4) “Related Party” means each of, and in each case in its capacity as such, current and former directors, managers, officers, committee members, members of any governing body, equity holders (regardless of whether such interests are held directly or indirectly), affiliated investment funds or investment vehicles, managed accounts or funds, predecessors, participants, successors, assigns, subsidiaries, Affiliates, partners, limited partners, general partners, principals, members, management companies, fund advisors or managers, employees, agents, trustees, advisory board members, financial advisors, attorneys (including any other attorneys or professionals retained by any current or former director or manager in his or her capacity as director or manager of an entity), accountants, investment bankers, consultants, representatives, and other professionals and advisors and any such person’s or entity’s respective heirs, executors, estates, and nominees.

(b) Releases by the Companies. Except as expressly set forth in this Agreement, effective on the date that the Exchange Offer is consummated, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, each Released Party is hereby deemed released and discharged by each and all of the Company Releasing Parties, in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other entities, including any Related Parties of the Company Releasing Parties, who may purport to assert any cause of action, directly or derivatively, by, through, for, or because of the foregoing entities, from any and all causes of action, whether known or unknown, including any derivative claims, asserted or assertable on behalf of any of the Company Releasing Parties would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any claim against, or interest in, a Company Releasing Parties, based on or relating to, or in any manner arising from, in whole or in part, the Companies (including the management, ownership, or operation thereof), the purchase, sale, or rescission of any security of the Companies, the subject matter of, or the transactions or events giving rise to, any claim or interest against the Companies, the business or contractual arrangements between any Company and any Released Party, the Companies’ and Consenting Noteholders’ efforts with respect to the Exchange Offer and Consent Solicitation, this Agreement, the Definitive Documents, or any transaction, contract, instrument, release, or other agreement or document created or entered into in connection with this Agreement, the Definitive Documents, including the issuance or distribution of the New Securities, or any other related agreement, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place on or before the Settlement Date.

(c) No Additional Representations and Warranties. Each of the Parties agrees and acknowledges that, except as expressly provided in this Agreement and the Definitive Documents, no other Party, in any capacity, has warranted or otherwise made any representations concerning any Released Claim (including any representation or warranty concerning the existence, nonexistence, validity, or invalidity of any Released Claim). Notwithstanding the foregoing, nothing contained in this Agreement is intended to impair or otherwise derogate from any of the representations, warranties, or covenants expressly set forth in this Agreement or any of the Definitive Documents.

(d) Releases of Unknown Claims. Each of the Company Releasing Parties expressly acknowledges that in some circumstances a general release may not extend to Released Claims which the Releasing Party does not know or suspect to exist in its favor, which if known by it may have materially affected its settlement with the party released, they have carefully considered and taken into account in determining to enter into the above releases the possible existence of such unknown losses or claims. Without limiting the generality of the foregoing, each Company Releasing Party expressly waives and relinquishes any and all rights such Company Releasing Party may have or conferred upon it under any federal, state, or local statute, rule, regulation, or principle of common law or equity which provides that a release does not extend to claims which the claimant does not know or suspect to exist in its favor at the time of providing the release or which may in any way limit the effect or scope of the releases with respect to Released Claims which such Company Releasing Party did not know or suspect to exist in such Company Releasing Party’s favor at the time of providing the release, which in each case if known by it may have materially affected its settlement with any Released Party. Each of the Company Releasing Parties expressly acknowledges that the releases and covenants not to sue contained in this Agreement are effective regardless of whether those released matters or Released Claims are presently known or unknown, suspected or unsuspected, or foreseen or unforeseen.

(e) Turnover of Subsequently Recovered Assets. In the event that any Company Releasing Party (including any successor or assignee thereof and including through any third party, trustee, debtor in possession, creditor, estate, creditors’ committee, or similar entity) is successful in pursuing or receives, directly or indirectly, any funds, property, or other value on account of any claim, cause of action, or litigation against any Released Party that was released pursuant to the above releases (or would have been released pursuant to the release if the party bringing such claim were a releasing Party), such Company Releasing Party (i) shall not commingle any such recovery with any of its other assets and (ii) agrees that it shall promptly turnover and assign any such recoveries to, and hold them in trust for, such Released Party.

(f) Covenant Not to Sue. Each of the Company Releasing Parties hereby further agrees and covenants not to, and shall not, commence or prosecute, or assist or otherwise aid any other entity in the commencement or prosecution of, whether directly, derivatively or otherwise, any Released Claims.

(g) Notwithstanding anything to the contrary in this Agreement, this section (Releases by the Companies of the Consenting Noteholders) shall become effective only upon the Settlement Date and shall be void if this Agreement is validly terminated prior to the Settlement Date.

(h) For the avoidance of doubt, notwithstanding the consummation of the Exchange Offer and Consent Solicitation, each Consenting Noteholder shall retain any other rights or claims arising in law or equity (other than the contractual obligations expressly set forth in the 2025 Unsecured Notes), including any claims for breach of fiduciary duty, fraudulent transfer, veil piercing or any other alter ego theory based claims, or derivative claims. The Company Parties covenant not to assert to the contrary. This Section 31(h) shall survive the termination of this Agreement.

Section 32. Interpretation. This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Agreement is to be interpreted in a neutral manner; and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion of this Agreement, shall not be effective in regard to the interpretation of this Agreement.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

FINANCE OF AMERICA FUNDING LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Executive Officer

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Executive Officer

FINANCE OF AMERICA HOLDINGS LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

INCENTER LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

FINANCE OF AMERICA MORTGAGE LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

FINANCE OF AMERICA REVERSE LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

MM RISK RETENTION LLC

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Administrative Officer

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

BRIGADE CAPITAL MANAGEMENT, LP,

for and on behalf of funds and accounts

managed by it or its affiliates,

as a Consenting Noteholder

By:	/s/ Aaron Daniels
Name:	Aaron Daniels
Title:	Authorized Signatory

Principal Amount of 2025 Unsecured Notes: $[******]

Brigade Capital Management, LP

399 Park Avenue 16th Floor, New York, NY, 10022

Attention: Chris Chaice

Email: [*******]

with copy to:

Sidley Austin LLP

Neil Horner

Email: [*******]

ANCHORAGE CAPITAL ADVISORS,

L.P., for and on behalf of funds and accounts

managed by it or its affiliates,

as a Consenting Noteholder

By:	/s/ Robert Dunleavy
Name:	Robert Dunleavy
Title:	Authorized Signatory

Principal Amount of 2025 Unsecured Notes: $[******]

Anchorage Capital Advisors, L.P.

610 Broadway 6th Floor, New York, NY, 10012

Attention: Patrick McGrath

Email: [*******]

with copy to:

Sidley Austin LLP

Neil Horner

Email: [*******]

BEACH POINT CAPITAL MANAGEMENT LP,

for and on behalf of funds and accounts

managed by it or its affiliates,

as a Consenting Noteholder

By:	/s/ Allan Schweitzer
Name:	Allan Schweitzer
Title:	Authorized Signatory

Principal Amount of 2025 Unsecured Notes: $[******]

Beach Point Capital Management LP

1620 26th Street Suite 6000N, Santa Monica, CA, 90404

Attention: Tony Cardona and Jordan Sauer

Email: [*******]

with copy to: Sidley Austin LLP

Neil Horner

Email: [*******]

Execution Version

FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT

This First Amendment to Exchange Offer Support Agreement (this “Amendment”), dated as of September 17, 2024, is entered into by and among Finance of America Funding LLC (“FOA Funding”), Finance of America Equity Capital LLC (“FOA Equity Capital”), Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC, and MM Risk Retention LLC (collectively, the “Companies”), and each of the undersigned holders of, or the investment advisor, sub-advisor or manager to a beneficial or legal holder or holders of (and in such capacity having the power to direct the voting and disposition of the notes held by such holder(s)) the 2025 Unsecured Notes (as defined herein) (each, an “Initial Consenting Noteholder” and, collectively, the “Initial Consenting Noteholders”).

WHEREAS, each of the Companies and the Initial Consenting Noteholders are party to that certain Exchange Offer Support Agreement (the “Exchange Offer Support Agreement”), dated as of June 24, 2024;

WHEREAS, the Companies have requested and the Initial Consenting Noteholders have agreed to accept in the Exchange Offer: (i) in lieu of the New First Lien Notes, up to $200.0 million aggregate principal amount of 7.875% Senior Secured Notes due 2026 (the “New Senior Secured Notes”) on the terms set forth in the Amended Exchange Term Sheet (as defined below) and (ii) in lieu of the New First Lien Exchangeable Notes, up to $150.0 million aggregate principal amount of 10.000% Exchangeable Senior Secured Notes due 2029 (the “New Exchangeable Notes”) on the terms set forth in the Amended Exchange Term Sheet;

WHEREAS, in furtherance of the above and in accordance with Section 15 of the Exchange Offer Support Agreement, the Companies and the Initial Consenting Noteholders have agreed to amend certain provisions of the Exchange Offer Support Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Initial Consenting Noteholders hereby agree as follows:

Section 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned thereto in the Exchange Offer Support Agreement.

Section 2. Conditions to Amendment Effectiveness. This Amendment shall become effective and binding upon each of the Parties immediately upon the first date (such date, the “Amendment Effective Date”) on which counsel to each of the Parties has received duly executed counterpart signature pages to this Amendment from (a) each of the Companies and (b) the Initial Consenting Noteholders.

Section 3. Amendments to Exchange Offer Support Agreement. Effective as of the Amendment Effective Date, the Exchange Offer Support Agreement is hereby amended as follows:

(a) all references to the “New First Lien Notes” are hereby replaced with references to the “New Senior Secured Notes”;

(b) all references to the “New First Lien Exchangeable Notes” are hereby replaced with references to the “New Exchangeable Notes”;

(c) all references to the “New Securities” shall refer to the New Senior Secured Notes and the New Exchangeable Notes, collectively;

(d) Section 2(e) is deleted in its entirety and replaced with the following;

“(e) any collateral trust agreements or intercreditor agreements entered into in connection with the New Senior Secured Notes and the New Exchangeable Notes; and”

(e) Section 7(c) is amended to replace “September 30, 2024” with “October 31, 2024”; and

(f) The Exchange Term Sheet attached as Exhibit B to the Exchange Offer Support Agreement is deleted in its entirety and replaced with the term sheet (and each exhibit and attachment thereto) attached to this Amendment as Exhibit A (the “Amended Exchange Term Sheet”) and each reference to the “Exchange Term Sheet” shall be deemed to refer to the Amended Exchange Term Sheet.

(g) All references to the “Agreement” in the Exchange Offer Support Agreement shall refer to the Agreement as amended by this Amendment.

Section 4. Miscellaneous.

(a) Except as expressly modified by Section 3 of this Amendment, all provisions of the Exchange Offer Support Agreement shall remain unchanged and continue in full force and effect.

(b) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Amendment, each party hereto irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Amendment or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York, located in the Borough of Manhattan, and by execution and delivery of this Amendment, each party hereto irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment. Delivery of an executed signature page of this Amendment by email shall be effective as delivery of a manually executed signature page of this Amendment. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

FINANCE OF AMERICA FUNDING LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Executive Officer

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Executive Officer

FINANCE OF AMERICA HOLDINGS LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

INCENTER LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

FINANCE OF AMERICA MORTGAGE LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

FINANCE OF AMERICA REVERSE LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

MM RISK RETENTION LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: Chief Administrative Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BRIGADE CAPITAL MANAGEMENT, LP,

for and on behalf of funds and accounts

managed by it or its affiliates,

as a Consenting Noteholder

By: /s/ Aaron Daniels
Name: Aaron Daniels
Title: Authorized Signatory

Principal Amount of 2025 Unsecured Notes: $[******]

Brigade Capital Management, LP

399 Park Avenue 16th Floor, New York, NY, 10022

Attention: Chris Chaice

Email: [*******]

with copy to:

Sidley Austin LLP

Neil Horner

Email: [*******]

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

ANCHORAGE CAPITAL ADVISORS,

L.P., for and on behalf of funds and accounts

managed by it or its affiliates,

as a Consenting Noteholder

By: /s/ Robert Dunleavy
Name: Robert Dunleavy
Title: Authorized Signatory

Principal Amount of 2025 Unsecured Notes: $[******]

Anchorage Capital Advisors, L.P.

610 Broadway 6th Floor, New York, NY, 10012

Attention: Patrick McGrath

Email: [*******]

with copy to:

Sidley Austin LLP

Neil Horner

Email: [*******]

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BEACH POINT CAPITAL MANAGEMENT LP,

for and on behalf of funds and accounts

managed by it or its affiliates,

as a Consenting Noteholder

By: /s/ Allan Schweitzer

Name: Allan Schweitzer

Title: Portfolio Manager

Principal Amount of 2025 Unsecured Notes: $[******]

Beach Point Capital Management LP

1620 26th Street Suite 6000N, Santa Monica, CA, 90404

Attention: Tony Cardona and Jordan Sauer

Email: [*******]

with copy to: Sidley Austin LLP

Neil Horner

Email: [*******]

SIGNATURE PAGE TO FIRST AMENDMENT TO EXCHANGE OFFER SUPPORT AGREEMENT

Exhibit A

Amended Exchange Term Sheet

FINANCE OF AMERICA FUNDING LLC

EXCHANGE TERM SHEET1

September 17, 2024

THIS EXCHANGE TERM SHEET (TOGETHER WITH ALL ANNEXES, SCHEDULES, AND EXHIBITS HERETO, THIS “EXCHANGE TERM SHEET”) DESCRIBES THE PRINCIPAL TERMS AND CONDITIONS OF AN EXCHANGE TRANSACTION FOR FINANCE OF AMERICA FUNDING LLC AND CERTAIN OF ITS AFFILIATES THAT WILL BE EFFECTUATED ON THE TERMS, AND SUBJECT TO THE CONDITIONS, SET FORTH IN THE EXCHANGE OFFER SUPPORT AGREEMENT (TOGETHER WITH THE EXHIBITS AND SCHEDULES ATTACHED TO SUCH AGREEMENT, INCLUDING THIS EXCHANGE TERM SHEET, EACH AS MAY BE AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE “EXCHANGE OFFER SUPPORT AGREEMENT”).

THIS EXCHANGE TERM SHEET IS NOT (NOR SHALL IT BE CONSTRUED AS) AN OFFER, ACCEPTANCE OR SOLICITATION WITH RESPECT TO ANY SECURITIES, LOANS OR OTHER INSTRUMENTS. ANY SUCH OFFER, ACCEPTANCE OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE LAWS, INCLUDING APPLICABLE SECURITIES LAWS.

THIS EXCHANGE TERM SHEET DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, AND OTHER PROVISIONS WITH RESPECT TO THE TRANSACTIONS DESCRIBED HEREIN, WHICH TRANSACTIONS WILL BE SUBJECT TO THE COMPLETION OF DEFINITIVE DOCUMENTS NOT INCONSISTENT IN ANY MATERIAL RESPECT WITH THE TERMS SET FORTH HEREIN AND THE EXCHANGE OFFER SUPPORT AGREEMENT, AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS. THIS EXCHANGE TERM SHEET HAS BEEN PRODUCED FOR SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL STATUTES, RULES AND LAWS. NOTHING IN THIS EXCHANGE TERM SHEET SHALL BE DEEMED OR CONSTRUED AS AN ADMISSION OF FACT OR LIABILITY OF ANY KIND.

[1]	Capitalized terms used but not defined in this Exchange Term Sheet have the meanings given to such terms in the Exchange Offer Support Agreement.

GENERAL PROVISIONS
Implementation

FOA Funding will conduct (1) an exchange offer for any and all 2025 Unsecured Notes from eligible holders in exchange for, on a ratable basis per $1,000 principal amount of 2025 Unsecured Notes, (a) up to $200 million aggregate principal amount of the New Senior Secured Notes and (b) up to $150 million aggregate principal amount of New Exchangeable Notes (the “Exchange Offer”), and (2) a related consent solicitation (the “Consent Solicitation”) to eliminate substantially all of the covenants in the Unsecured Notes Indenture, each on the terms and subject to the conditions described in this Exchange Term Sheet and related exhibits (the transactions described in clauses (1) and (2), collectively, the “Exchange Transactions”).

In addition, the payment of accrued and unpaid interest on the 2025 Unsecured Notes up to, but not including, the settlement date of the Exchange Offer, shall be made on November 30, 2024, and not the settlement date of the Exchange Offer, to applicable holders of the 2025 Unsecured Notes that exchange their 2025 Secured Notes in the Exchange Offer.

A summary of the material terms of the New Senior Secured Notes and the New Exchangeable Notes can be found in Exhibit 1 and Exhibit 2 to this Exchange Term Sheet, respectively.

Eligible Holders

FOA Funding will conduct the Exchange Transactions in accordance with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Each holder of 2025 Unsecured Notes wishing to participate in the Exchange Offer and Consent Solicitation will certify as to its status as a “QIB” as defined in Rule 144A under the Securities Act or a person that is not a “U.S. person” within the meaning of Regulation S under the Securities Act.

Consent Solicitation

Eligible holders who tender 2025 Unsecured Notes pursuant to the Exchange Offer are required to deliver a consent (a “Consent”) to certain proposed amendments to the Unsecured Notes Indenture (the “Amendments”).

The Amendments will:

(1) eliminate substantially all of the restrictive covenants contained in the Unsecured Notes Indenture including the covenants entitled:

•  “Reports and Other Information” (§4.03);

•  “Compliance Certificate” (§4.04);

•  “Taxes” (§4.05);

•  “Limitation on Restricted Payments” (§4.07);

•  “Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries” (§4.08);

•  “Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” (§4.09);

•  “Asset Sales” (§4.10);

•  “Transactions with Affiliates” (§4.11);

•  “Liens” (§4.12);

•  “Company Existence” (§4.13);

•  “Offer to Repurchase Upon Change of Control” (§4.14);

•  “Limitation on Guarantee of Indebtedness by Restricted Subsidiaries” (§4.15);

•  “Suspension of Covenants” (§4.17);

•  clauses (ii), (iii) and (iv) of paragraph (a) and paragraph (f) of “Merger, Consolidation or Sale of All or Substantially All Assets” (§5.01); and

(2) (i) eliminate all events of default under the Unsecured Notes Indenture (a) as they apply to the covenants referred to in (1) above and (b) described in clauses (iv), (v), and (viii) of paragraph (a) of the provision entitled “Events of Default” (§6.01), in each case other than the events of default described in clauses (i) and (ii) of paragraph (a) of the provision entitled “Events of Default” (§6.01) related to the failure to pay principal of, premium on, if any, or interest, if any, on the 2025 Unsecured Notes and (ii) amend clauses (vi) and (vii) of paragraph (a) of the provision entitled “Events of Default” (§6.01), relating to certain events of bankruptcy, insolvency or reorganization, by eliminating all references to “Significant Subsidiary” or “group of Restricted Subsidiaries.” By tendering their 2025 Unsecured Notes in connection with the Exchange Offer, eligible holders will be deemed to have delivered Consents to the Amendments with respect to such 2025 Unsecured Notes being tendered.

Requisite Consents; Supplemental Indenture

In order to approve the Amendments to the Unsecured Notes Indenture, Consents must be delivered and not revoked in respect of at least a majority in aggregate principal amount of the 2025 Unsecured Notes outstanding (other than 2025 Unsecured Notes beneficially owned by FOA Funding or its affiliates) (“Requisite Consents”). Promptly following the expiration of the Consent Solicitation, if the Requisite Consents have been delivered with respect to the 2025 Unsecured Notes, FOA Funding, the guarantors of the 2025 Unsecured Notes and the trustee for the 2025 Unsecured Notes will enter into a supplemental indenture to the Unsecured Notes Indenture giving effect to the Amendments. The Amendments will not become operative until consummation of the Exchange Offer.

In the event that FOA Funding does not consummate the Exchange Offer for any reason, the Unsecured Notes Indenture will remain in effect in its current form.

Conditions to the Exchange Offer, and Consent Solicitation

The Exchange Offer and Consent Solicitation will be subject to customary and usual conditions including the Requisite Consents having been received, the Exchange Offer Support Agreement having remained in full force and effect and the cross condition of consummation of the Exchange Offer and Consent Solicitation.

Definitive Documents

This Exchange Term Sheet does not set forth all of the terms of the Exchange Transactions and any definitive or binding agreement shall be subject to the Definitive Documents, which Definitive Documents shall not be inconsistent in any material respect with the terms and conditions of this Exchange Term Sheet and the Exchange Offer Support Agreement.

Any documents contemplated by this Exchange Term Sheet, including any Definitive Documents, that remain the subject of negotiation as of the Agreement Effective Date shall be subject to the rights and obligations set forth in the Exchange Offer Support Agreement.

EXHIBIT 1

SUMMARY OF KEY TERMS OF THE NEW SENIOR SECURED NOTES

The summary below (this “Term Sheet”) describes the proposed principal terms of the New Senior Secured Notes as contemplated by the Exchange Offer Support Agreement and Exchange Term Sheet to which this Term Sheet is attached. Certain of the terms and conditions described below are subject to important limitations and exceptions. This summary does not give rise to any legally binding obligation on the part of any party except as expressly set forth in the Exchange Offer Support Agreement, and no such legally binding obligation shall arise unless and until the execution and delivery of the Definitive Documents. Terms used but not otherwise defined herein shall have the meaning assigned thereto in the Exchange Offer Support Agreement, including the Exchange Term Sheet.

Issuer	Finance of America Funding LLC.

Notes	Up to $200 million aggregate principal amount of 7.875% Senior Secured Notes due 2026 (the “Notes”). The principal amount of the Notes to be issued in the Exchange Transactions shall be reduced ratably based on the principal amount of 2025 Unsecured Notes, if any, that are not exchanged for Notes in the Exchange Transactions (e.g. if 90% of the outstanding principal amount of 2025 Unsecured Notes are exchanged in the Exchange Transactions, $180 million in Notes would be issued).

Interest Rate	The Notes will bear interest at the rate of (i) 7.875% per annum from the date of issuance of the Notes (“Closing Date”) to the first anniversary of the Closing Date, (ii) 8.875% per annum from the first anniversary of the Closing Date until the Scheduled Maturity Date (as defined below), and (iii) 9.875% during any period after the Scheduled Maturity Date.

Maturity Date	November 30, 2026 (the “Scheduled Maturity Date”), which may be extended at the election of the Issuer until November 30, 2027, subject to (i) an increase in the applicable Interest Rate during the extension term described as above, (ii) payment of the Extension Fee (as defined below), (iii) absence of an event of default as of the date of such extension and (iv) receipt of written notice, no earlier than sixty (60) days, and no later than thirty (30) days, prior to the Scheduled Maturity Date.

Trustee and Collateral Agent	U.S. Bank Trust Company, National Association.

Interest Payment Dates	Interest on the Notes will be payable in cash semi-annually on May 30 and November 30 of each year, beginning on November 30, 2024.

Default Rate	Following the occurrence of an event of default, all outstanding obligations shall accrue interest from the date such event of default occurs until such event of default is waived, at a rate per annum equal to 2.0% above the otherwise applicable Interest Rate.

Upfront Fee	The Issuer shall pay, to holders that participate in the Exchange Transactions, a fee equal to 0.25% of the principal amount of the Notes, which shall be due and payable on, and subject to the occurrence of, the Closing Date, and shall be non-refundable when paid.

Extension Fee	As a condition to the extension of the Scheduled Maturity Date, the Issuer shall pay a fee equal to 0.25% of the principal amount of the Notes prior to the effectiveness of any such extension, which shall be non-refundable when paid.

Guarantees

The obligations under the Notes will be fully and unconditionally guaranteed by each of FOA Equity Capital, as parent guarantor, Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC (“FoA Reverse”) and MM Risk Retention LLC (“MM Risk”) (each, a “Guarantor” and collectively, the “Guarantors”).

For so long as the Working Capital Notes[2] are outstanding the obligors under the Notes and the New Exchangeable Notes shall be the same as the obligors under the Working Capital Notes; provided for the avoidance of doubt, the Issuer of the Notes shall be Finance of America Funding LLC and the borrower under the Working Capital Notes shall be FOA Equity Capital.

Collateral

(1) From and after the repayment in full of the Working Capital Notes and termination of the commitments thereunder, the Notes will be secured by a perfected security interest in the assets described in clauses (i) – (iii) and, to the extent related thereto, (vi) below (collectively, the “Permanent Collateral”) and (2) prior to the repayment in full of the Working Capital Notes and termination of the commitments thereunder, the Notes will be secured by a perfected security interest in the assets described in clauses (i) – (vi) below (other than the Debt Service Reserve) (collectively, the “Initial Collateral”; the assets included in the Initial Collateral but not in the Permanent Collateral are referred to herein as the “Interim Collateral”), subject to the release provisions below, and in each case, with the priority as described in the paragraph entitled “Priority; Permitted Liens” herein:

(i) grant by FoA Reverse of all of the equity interests in MM Risk and MM Revolver LLC (“MM Revolver”);

(ii)  grant by MM Risk, any Guarantor and any other majority owned affiliate thereof, as applicable, of all of the equity instruments required to be retained by MM Risk, any Guarantor, or any other majority owned affiliate thereof (whether now existing or acquired or arising after the Closing Date) in connection with the issuance of proprietary reverse mortgage loan asset-backed securitizations, which, for the avoidance of doubt, shall include (whether held by the holder of residual certificates, by holding equity of the issuer of any securitization or in any other form, in each case whether existing as of the Closing Date or acquired or arising after the Closing Date):

(a)   (1) any residual interests representing the most subordinate economic tranche issued by any issuing entity in connection with any proprietary reverse mortgage loan asset-backed securitization, retained by MM Risk, any Guarantor or any other majority owned affiliate thereof and (2) any other unrated interests retained by MM Risk, any Guarantor or any other majority owned affiliate thereof in connection with the issuance of any such securitization;

[2]

“Working Capital Notes” means (1) that certain Amended and Restated Revolving Working Capital Promissory Note, dated January 30, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time) by and between FOA Equity Capital, as borrower, and BTO Urban Holdings L.L.C., as noteholder and (2) that certain Amended and Restated Revolving Working Capital Promissory Note, dated January 30, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time) by and between FOA Equity Capital, as borrower, and Libman Family Holdings, LLC, as noteholder.

(b)   all of the equity instruments required to be retained by MM Risk, any Guarantor, or any other majority owned affiliate thereof in connection with the issuance of proprietary reverse mortgage loan asset-backed securitizations by Issuer, any Guarantor or any majority owned affiliate thereof; and

(c)   to the extent not included in the assets described in clauses (a) and (b) above, all of the “call rights” in respect of proprietary reverse mortgage loan asset-backed securitizations by any Guarantor or any majority owned affiliate thereof, in each case, to the extent retained or controlled by such party (the assets described in clauses (i) and (ii), collectively, the “Pledged Risk Retention Instruments”);

(iii)  the Debt Service Reserve (as defined below);

(iv) residual proceeds from the joint securities account securing the existing facility with Leadenhall Capital Partners LLP, as administrative agent (the “Leadenhall Facility”), in connection with an event of default or similar enforcement event, after payoff of each of the secured parties with respect thereto and the holders of the Working Capital Notes (the “Joint Securities Account Collateral”);

(v) all other assets securing the Working Capital Notes; and

(vi) all products and proceeds of the foregoing, as applicable;

subject in each case only to customary permitted liens, including those described in the paragraph “Priority; Permitted Liens” herein.

The Issuer shall cause the Collateral described in the foregoing clause (ii) to be held only by MM Risk (or, in the case of clause (ii)(c) indirectly by MM Revolver by MM Revolver’s ownership of one or more special purpose issuing entities for the applicable asset-backed securitization entities that hold such rights described in clause (ii)(c)).

Upon the repayment in full of the Working Capital Notes, termination of the commitments thereunder and release of the security interests securing the Working Capital Notes (the “Working Capital Security Release”), the Notes will no longer benefit from the proceeds of the Joint Securities Account Collateral or any other Interim Collateral.

References herein to the Collateral shall not include the Joint Securities Account Collateral unless expressly stated.

Priority; Permitted Liens	Prior to the Working Capital Security Release, the Notes shall be secured by a second priority perfected security interest in the Initial Collateral, with the Working Capital Notes having a first priority lien with respect to such Initial Collateral, subject to permitted liens. From and after the Working Capital Security Release, the Notes shall be secured by a first priority lien on the Permanent Collateral, subject to permitted liens. Each of the foregoing security interests with respect to the Notes shall be subject to a pari passu priority lien on the Collateral for the benefit of up to $150 million principal amount of the New Exchangeable Notes.

Disposition of Collateral	The Issuer may directly or indirectly (and, so long as no event of default has occurred and is continuing, without the consent of the holders of the Notes) (i) sell, dispose or otherwise transfer any “call rights” with respect to Pledged Risk Retention Instruments and/or any Pledged Risk Retention Instruments and/or (ii) exercise “call rights” with respect to any Pledged Risk Retention Instruments

(or any related securitization is otherwise redeemed) (each, a “Call Event”), which may be through a sale, transfer or other monetization of the proprietary reverse mortgage loans (and other collateral assets in respect thereof) (collectively, the “Called Securitized Assets”), provided in each case, the aggregate net proceeds thereof that are allocable to the Pledged Risk Retention Instruments or “call rights”, as applicable, subject to such Call Event (“Net Cash Proceeds”) shall be applied solely (v) to originate or acquire (including by acquiring rights to, by exercising related “call rights” and satisfying related indebtedness) proprietary reverse mortgage loans that are reasonably expected to be (at the time of origination) and are, within a period that begins upon such Call Event and ends on the first month-end that occurs not earlier than one hundred eighty (180) days following such Call Event, included in (1) asset backed securitizations that generate Pledged Risk Retention Instruments included in Collateral in the ordinary course of business or (2) asset sales, financings, derivative, co-investment or alternative transactions that result in the monetization of such proprietary reverse mortgage loans and generate cash or cash equivalents that are subject to application solely as permitted by clauses (w) through (z) hereof, (w) to repay (and correspondingly permanently reduce commitments under) the Working Capital Notes; (x) to pay interest on the Notes or the New Exchangeable Notes (including through funding amounts in the Debt Service Reserve (as defined below)), (y) to partially prepay the Notes as provided below under “Amortization Payment” or (z) to redeem the Notes as provided below under “Mandatory Redemption” or fund any offer to repurchase or otherwise repurchase the New Exchangeable Notes. Prior to any application as required pursuant to the foregoing clauses (w) through (z), cash and cash equivalent proceeds of such Collateral shall be credited to a deposit account or securities account (and subject to a springing account control agreement) subject to a first priority lien in favor of the Administrative Agent for the Working Capital Notes and a second priority lien in favor of the Collateral Trustee (as defined below), that upon the Working Capital Security Release such account shall be subject to only a first priority lien in favor of the Collateral Trustee.

Upon a MSR Monetization Transaction, the gross proceeds received in cash and cash equivalents by FOA Equity Capital or any subsidiary from such MSR Monetization Transaction after payment of any expenses or senior indebtedness required by the applicable agreements relating thereto (the “MSR Net Proceeds”) shall be used: first, to permanently paydown the Working Capital Notes, in accordance with the terms thereof, and second, to the extent any Net Cash Proceeds have been used in accordance with clause (w) of the foregoing paragraph (such amount of Net Cash Proceeds used, the “Working Capital Notes Payments Amount”), MSR Net Proceeds equal to the lesser of (i) the Working Capital Notes Payments Amount and (ii) remaining available MSR Net Proceeds, shall be treated as if they constitute Net Cash Proceeds and be used in accordance with clauses (v), (x), (y) and (z) of the foregoing paragraph.

“MSR Monetization Transaction” means, with respect to any mortgage servicing rights owned by FoA Reverse relating to its home equity conversion mortgages which have been pooled into securities guaranteed by Ginnie Mae (the “Ginnie Mae HMSR”) owned by FOA Equity Capital or any restricted subsidiary, whether originated or acquired by FOA Equity Capital or such restricted subsidiary, any transaction relating to the sale or financing of such Ginnie Mae HMSR that results in FOA Equity Capital or any restricted subsidiary receiving any cash proceeds from such transaction, including (i) the sale, conveyance or other disposition of any Ginnie Mae HMSR and (ii) any debt financing secured in whole or in part by any Ginnie Mae HMSR (other than the refinancing of any indebtedness already secured by such Ginnie Mae HMSR up to the amount of such indebtedness and the amount of accrued interest and fees and expenses incurred in connection with such refinancing and other than any ordinary course financing of reverse mortgage loans, including tails pools, buyout loans or related securitizations).

Cash Management and Debt Service Reserve	The Issuer shall not permit any restricted subsidiary that is not a Guarantor to hold any unrestricted cash or cash equivalents unless the transfer of such unrestricted cash or cash equivalents to a subsidiary Guarantor is prohibited under law or by contracts entered into in the ordinary course of business (including pursuant to any indebtedness permitted to be incurred by such restricted subsidiary). At any time after the repayment in full of the Working Capital Notes, if at any month-end measurement date, the Issuer and the subsidiary Guarantors collectively hold any unrestricted cash or cash equivalents in an aggregate amount in excess of $90.0 million (measured at each of (x) the last business day of each month and (y) within two business days of receipt of net cash proceeds in an aggregate amount in excess of $30 million from a transaction or series of related transactions that required the approval of, or was approved by (other than general transaction authorizations in the ordinary course), the board of directors of PubCo), the Issuer shall cause such excess to be credited to an account of the Issuer or a subsidiary Guarantor pledged to the Collateral Trustee as collateral for the Notes and subject to a fully blocked account control agreement in favor of the Collateral Trustee (such account the “Debt Service Reserve”). Prior to the acceleration of the Notes, amounts shall be released from the Debt Service Reserve solely to (i) pay interest on the Notes and the New Exchangeable Notes due and payable, (ii) redeem the Notes, (iii) to partially prepay the Notes as provided below under “Amortization Payment” or (iv) fund any offer to repurchase or repurchase the New Exchangeable Notes.

Ranking; Collateral Trust Agreement and Intercreditor Principles

The Notes will be senior secured obligations of the Issuer and the Guarantors and will rank pari passu in right of payment with all other senior indebtedness of the Issuer and the Guarantors, including the Working Capital Notes and the New Exchangeable Notes. The Notes will be secured by the Collateral as described herein under “Priority; Permitted Liens”. The Working Capital Notes and the Notes (and the New Exchangeable Notes) will be effectively senior to any of the Issuer’s or the Guarantors’ existing and future unsecured indebtedness to the extent of the value of the Collateral securing the Notes.

The rights and obligations in respect of the Collateral as between the Notes and the New Exchangeable Notes shall be governed by a customary collateral trust agreement, with U.S. Bank Trust Company, National Association, as collateral trustee (the “Collateral Trustee”), in form and substance reasonably acceptable to the Issuer and the Consenting Noteholders.

The rights and obligations of the Notes and the New Exchangeable Notes on one hand and the Working Capital Notes on the other hand in respect of the Initial Collateral shall be governed by an intercreditor arrangement in form and substance reasonably acceptable to the Issuer and the Consenting Noteholders reflecting the intercreditor principles attached as Annex A hereto.

Mandatory Redemption

From and after the time the Working Capital Notes are repaid in full, the Issuer shall redeem the Notes at a redemption price of par plus accrued and unpaid interest, upon the occurrence of the following events:

(i) Amounts on deposit in the Debt Service Reserve on any date of determination, to the extent such amounts exceed by at least $10,000,000 the amount of interest expected to be due and payable on the Notes and the New Exchangeable Notes on the next two scheduled Interest Payment Dates (based on the then outstanding principal amount of the Notes and the then applicable Interest Rate), to the extent of the entire amount of such excess (including, for the avoidance of doubt, such $10,000,000);

(ii)  An amount equal to the Net Cash Proceeds, to the extent not applied under clauses (v), (x) or (y) under the heading “Collateral” above; and

(iii)  Other events consistent with those contained in the Unsecured Notes Indenture for the sale of assets except for Collateral dispositions covered under “Disposition of Collateral” above;

provided, that, all such mandatory redemptions pursuant to clauses (i), (ii) and (iii) shall be made (i) absent an event of default and acceleration of the Notes and the New Exchangeable Notes, first, to the Notes and thereafter, as may be required by the indenture for the New Exchangeable Notes and (ii) upon an event of default and acceleration of the Notes and the New Exchangeable Notes, pari passu to the Notes and New Exchangeable Notes in accordance with terms of the New Exchangeable Notes.

Optional Redemption	The Issuer shall not be permitted to redeem the Notes at its option prior to the Maturity Date.

Amortization Payment	On November 15, 2025, the Issuer shall pay, in cash, an amortization payment of $250 per each $1,000 in initial principal amount of Notes. The amortization payment will constitute a partial repayment of principal on the Notes.

Documentation	The definitive documentation with respect to the Notes (the “Notes Documents”) will be based on, and consistent with, the Unsecured Notes Indenture, with modifications acceptable to the Consenting Noteholders to reflect (i) the terms set forth in this Term Sheet, (ii) the Collateral as security for the Notes and for the New Exchangeable Notes, (iii) affirmative and negative covenants and events of default substantially consistent with those contained in the Amended and Restated Revolving Working Capital Promissory Note dated January 30, 2024 among FOA Equity Capital and BTO Urban Holdings L.L.C. (“Blackstone Note”) (with exceptions, baskets and thresholds to be adjusted as determined in good faith by the Consenting Noteholders and the Issuer; provided, that, none of the affirmative and negative covenants described in the foregoing clause (iii) shall apply to FOA Equity Capital), (iv) the structure, jurisdiction and business of the Issuer, the Guarantors and their subsidiaries as of the Closing Date, (v) changes in law or accounting standards since the date of the Unsecured Notes Indenture, (vi) a covenant prohibiting the Issuer from paying any consideration to holders of Notes for their consent to waive or amend any terms of the indenture for the Notes or the Notes, unless such consideration is offered to all holders of Notes, (vii) a cross default to the Working Capital Notes and the New Exchangeable Notes and (viii) such other modifications as determined in good faith by the Consenting Noteholders and the Issuer to be necessary to effect the transactions (the “Documentation Principles”).

Covenants/Events of Default	Subject to the Documentation Principles, the affirmative and negative covenants, events of default and defined terms will contain such other terms as may be determined in good faith by the Consenting Noteholders and the Issuer and are customary for high yield senior secured debt securities of this type.

Board Seat	Upon any event of default under the Notes or the New Exchangeable Notes, after giving effect to any cure periods, the Consenting Noteholders shall be permitted to appoint a single representative to the board of directors of PubCo.

Transfer Restrictions	The Notes will not be registered under the Securities Act or any state securities laws and will therefore be subject to restrictions on transferability and resale.

Defeasance	Customary for high yield senior secured debt securities of this type, consistent with the Documentation Principles.

Registration Rights	None.

Issue Price	Within sixty (60) days after the issue date, the Issuer and the Consenting Noteholders shall mutually agree on the issue price of the Notes for federal income tax purposes.

Governing Law	All Notes Documents shall be governed in all respects by the laws of the State of New York.

EXHIBIT 2

SUMMARY OF KEY TERMS OF THE NEW EXCHANGEABLE NOTES

The summary below (this “Term Sheet”) describes the proposed principal terms of the New Exchangeable Notes as contemplated by the Exchange Offer Support Agreement and Exchange Term Sheet to which this Term Sheet is attached. Certain of the terms and conditions described below are subject to important limitations and exceptions. This summary does not give rise to any legally binding obligation on the part of any party except as expressly set forth in the Exchange Offer Support Agreement, and no such legally binding obligation shall arise unless and until the execution and delivery of the Definitive Documents. Terms used but not otherwise defined herein shall have the meaning assigned thereto in the Exchange Offer Support Agreement, including the Exchange Term Sheet.

Issuer	Finance of America Funding LLC.

Issuer of Common Stock	Finance of Americas Companies Inc. (“PubCo”), an indirect parent of the Issuer.

Notes

$150 million aggregate principal amount of 10.000% Exchangeable Senior Secured Notes due 2029 (the “Notes”). The principal amount of the Notes to be issued in the Exchange Transactions shall be reduced ratably based on the principal amount of 2025 Unsecured Notes, if any, that are not exchanged for Notes in the Exchange Transactions (e.g. if 90% of the outstanding principal amount of 2025 Unsecured Notes are exchanged in the Exchange Transactions, $135 million in Notes would be issued).

Holders of the Notes may exchange their Notes for PubCo Common Stock (as defined below) as described below under “Exchange Rights.”

Common Stock Information	Class A Common Stock of PubCo (“PubCo Common Stock”) bearing Ticker Symbol: “FOA” on the New York Stock Exchange (NYSE).

Interest Rate	The Notes will bear interest at the rate of 10.000% per annum from the date of issuance of the Notes (“Closing Date”) to the Maturity Date.

Maturity Date	November 30, 2029, unless earlier repurchased, redeemed or exchanged.

Trustee and Collateral Agent	U.S. Bank Trust Company, National Association.

Interest Payment Dates	Interest on the Notes will be payable in cash semi-annually on May 30 and November 30 of each year, beginning on November 30, 2024.

Default Rate	Following the occurrence of an event of default, all outstanding obligations shall accrue interest from the date such event of default occurs until such event of default is waived, at a rate per annum equal to 2.0% above the otherwise applicable Interest Rate.

Upfront Fee	The Issuer shall pay, to holders that participate in the Exchange Transactions, a fee equal to 0.25% of the principal amount of the Notes, which shall be due and payable on, and subject to the occurrence of, the Closing Date, and shall be non-refundable when paid.

Guarantees	Same as New Senior Secured Notes.

Collateral	Same as New Senior Secured Notes, subject in each case only to permitted liens, provided that the lien on the Debt Service Reserve will be automatically released upon the payment in full of the New Senior Secured Notes.

Priority; Permitted Liens	Prior to the Working Capital Security Release, the Notes shall be secured by a second priority perfected security interest in the Initial Collateral, with the Working Capital Notes having a first priority lien with respect to such Initial Collateral, subject to permitted liens. From and after the Working Capital Security Release, the Notes shall be secured by a first priority lien on the Permanent Collateral, subject to permitted liens. Each of the foregoing security interests with respect to the Notes shall be subject to a pari passu priority lien on the Collateral for the benefit of up to $200 million principal amount of the New Senior Secured Notes.

Disposition of Collateral

The Issuer may directly or indirectly (and, so long as no event of default has occurred and is continuing, without the consent of the holders of the Notes) (i) sell, dispose or otherwise transfer any “call rights” with respect to Pledged Risk Retention Instruments and/or any Pledged Risk Retention Instruments and/or (ii) exercise “call rights” with respect to any Pledged Risk Retention Instruments (or any related securitization is otherwise redeemed) (each, a “Call Event”), which may be through a sale, transfer or other monetization of the proprietary reverse mortgage loans (and other collateral assets in respect thereof) (collectively, the “Called Securitized Assets”), provided in each case, the aggregate net proceeds thereof that are allocable to the Pledged Risk Retention Instruments or “call rights”, as applicable, subject to such Call Event (“Net Cash Proceeds”) shall be applied solely (v) to originate or acquire (including by acquiring rights to, by exercising related “call rights” and satisfying related indebtedness) proprietary reverse mortgage loans that are reasonably expected to be (at the time of origination) and are, within a period that begins upon such Call Event and ends on the first month-end that occurs not earlier than one hundred eighty (180) days following such Call Event (the “Reinvestment Period”), included in (1) asset backed securitizations that generate Pledged Risk Retention Instruments included in Collateral in the ordinary course of business or (2) asset sales, financings, derivative, co-investment or alternative transactions that result in the monetization of such proprietary reverse mortgage loans and generate cash or cash equivalents that are subject to application solely as permitted by clauses (w) through (z) hereof, (w) to repay (and correspondingly permanently reduce commitments under) the Working Capital Notes, (x) to pay interest on the Notes or the New Senior Secured Notes (including through funding amounts in the Debt Service Reserve (as defined in the Summary of Key Terms of the New Senior Secured Notes)), (y) to make required amortization payments under the New Senior Secured Notes or (z) to make redemption offers in respect of the Notes as provided below or fund any offer to repurchase or otherwise repurchase the New Senior Secured Notes. Prior to any application as required pursuant to the foregoing clauses (w) through (z), cash and cash equivalent proceeds of such Collateral shall be credited to a deposit account or securities account (and subject to a springing account control agreement) subject to a first priority lien in favor of the Administrative Agent for the Working Capital Notes and a second priority lien in favor of the Collateral Trustee (as defined below) that upon the Working Capital Security Release such account shall be subject to a first priority lien in favor of the Collateral Trustee.

Upon the expiration of the Reinvestment Period, to the extent that the remaining Net Cash Proceeds, if any, exceed the Proceeds Threshold (such proceeds in excess of the Proceeds Threshold, the “Excess Proceeds”), the Company shall be required to use such Excess Proceeds to offer to repurchase the Notes at par plus accrued and unpaid interest thereon, unless either (A) the Collateral Coverage

Ratio as of the expiration of the Reinvestment Period is at least 150% or (B) the Support Holders have failed to delivered a written request that the Issuer commence an offer to repurchase the Notes by the Request Deadline.

Any Net Cash Proceeds (i) not required to be used to make an offer to repurchase the Notes in accordance with subsections (A) or (B) of the foregoing paragraph or (ii) remaining after the consummation of such an offer to repurchase the Notes may be used by the Issuer for any purpose allowed under the indenture for the Notes.

“Collateral Coverage Ratio” shall be defined as the ratio, as of any date of determination, of (x) the value of the Pledged Risk Retention Instruments included in the Collateral, as most recently determined by the Issuer in accordance with its customary practices and certified in writing to the Trustee to (y) the outstanding principal amount of the Notes.

“Proceeds Threshold” shall be defined as $25,000,000

“Request Deadline” is the date that is five (5) business days after the Support Holders have received notice from the Issuer of the expiration of the Reinvestment Period.

“Support Holders” shall mean (i) more than 50% of the Initial Consenting Noteholders (as such term is defined in the Exchange Offer Support Agreement) who are holders of the Notes and, (ii) from such time as no Initial Consenting Holder holds any of the Notes, more than 50% of the holders of all of the outstanding Notes.

Upon a MSR Monetization Transaction, the gross proceeds received in cash and cash equivalents by FOA Equity Capital or any subsidiary from such MSR Monetization Transaction after payment of any expenses or senior indebtedness required by the applicable agreements relating thereto (the “MSR Net Proceeds”) shall be used: first, to permanently paydown the Working Capital Notes, in accordance with the terms thereof, and second, to the extent any Net Cash Proceeds have been used in accordance with clause (w) of the foregoing paragraph (such amount of Net Cash Proceeds used, the “Working Capital Notes Payments Amount”), MSR Net Proceeds equal to the lesser of (i) the Working Capital Notes Payments Amount and (ii) remaining available MSR Net Proceeds, shall be treated as if they constitute Net Cash Proceeds and be used in accordance with clauses (v), (x), (y) and (z) of the foregoing paragraph.

Ranking; Collateral Trust Agreement and Intercreditor Principles

The Notes will be senior secured obligations of the Issuer and the Guarantors (as defined in the Summary of Key Terms of the New Senior Secured Notes) and will rank pari passu in right of payment with all other senior indebtedness of the Issuer and the Guarantors, including the Working Capital Notes and the New Senior Secured Notes. The Notes will be secured by the Collateral as described herein under “Priority; Permitted Liens.” The Working Capital Notes and the Notes (and the New Senior Secured Notes) will be effectively senior to any of the Issuer’s or the Guarantors’ existing and future unsecured indebtedness to the extent of the value of the Collateral securing the Notes.

The rights and obligations in respect of the Collateral as between the Notes and the New Senior Secured Notes shall be governed by a customary collateral trust agreement, with U.S. Bank Trust Company, National Association, as collateral trustee (the “Collateral Trustee”), in form and substance reasonably acceptable to the Issuer and the Consenting Noteholders.

The rights and obligations of the Notes and the New Senior Secured Notes on one hand and the Working Capital Notes on the other hand in respect of the Initial Collateral shall be governed by an intercreditor arrangement in form and substance reasonably acceptable to the Issuer and the Consenting Noteholders reflecting the intercreditor principles attached as Annex A hereto.

Exchange Rate and Exchange Price	Initially, 36.36364 shares of PubCo Common Stock per $1,000 principal amount of Notes (the “Exchange Rate”). Equivalent to an initial exchange price of approximately $27.50 per share of PubCo Common Stock (the “Exchange Price”). The Exchange Rate will be subject to customary anti-dilution adjustments, including for stock splits and reverse splits, certain dividends, distributions or issuances of rights, options or warrants, customary for instruments of this type.

Exchange Rights	Holders of the Notes may exchange all or any portion of their Notes at their option, at any time prior to the close of business on the second scheduled trading day immediately preceding the Maturity Date, subject to “Exchange Blockers” below.

Settlement Method	Physical settlement. Shareholder approval for the transaction, including the issuance of PubCo Common Stock in connection with the exchange of the Notes shall be obtained as a condition to the closing of the sale of the Notes.

Exchange Blockers

Customary exchange blockers to be included for:

•  HSR

•  State and federal Regulatory approvals.

For the avoidance of doubt, exchange blockers will block the applicable exchange of Notes, and no consideration will be deliverable or payable related thereto.

In addition, to the extent that Pubco determines in good faith that it would be in the best interest of Pubco to do so in order to preserve the benefit of tax attributes of Pubco and/or its subsidiaries, including net operating losses, the Issuer in its discretion may elect to settle any exchange in part or in whole by delivering the cash value of the shares otherwise deliverable upon such exchange.

No redemption	The Issuer shall not be permitted to redeem the Notes at its option prior to the Maturity Date.

No Mandatory Redemption	The Issuer shall not be required to mandatorily redeem the Notes prior to maturity. It being understood, for the avoidance of doubt, that the Issuer may be required to make an offer to purchase the Notes as described under “Disposition of Collateral” and “Fundamental Change.”

Fundamental Change

If a “Fundamental Change” occurs, subject to certain conditions, holders of the Notes may require the Issuer to repurchase for cash all or part of their Notes. The fundamental change repurchase price will be equal to 101% of the principal amount of the Notes to be repurchased, plus a customary make-whole payment calculated as the amount of all remaining scheduled interest payments through the Maturity Date, discounted at the Treasury Rate.

“Fundamental Change” to be defined to include (i) any transaction resulting in the acquisition of more than 50% of the total voting power of the voting stock of the Issuer directly or indirectly through any of its direct or indirect parent holding companies by persons other than Permitted Holders (consistent with the definition of Change of Control in the existing Unsecured Notes Indenture) (such transaction, a “Fundamental Equity Transaction”); provided that no such Fundamental Equity Transaction shall be deemed to be a Fundamental Change pursuant to this clause (i) except to the extent that either (A) such transaction required the approval of, and was approved by, the board of directors of PubCo or (B) any Libman Party participates as a seller of equity securities in such Fundamental Equity Transaction; (ii) sales of all or substantially all assets of PubCo and its subsidiaries; (iii) Issuer or its successors ceasing to be controlled directly or indirectly by PubCo or its successors; and (iv) delisting of PubCo Common Stock, except due to the involuntary failure to comply with any applicable listing requirements of the NYSE or the liquidation of the assets of PubCo and its subsidiaries following an Event of Default.

Documentation	The definitive documentation with respect to the Notes (the “Notes Documents”) will be based on, and consistent with, the Unsecured Notes Indenture, with modifications acceptable to the Consenting Noteholders to reflect (i) the terms set forth in this Term Sheet, (ii) the Collateral as security for the Notes and for the New Senior Secured Notes, (iii) the structure, jurisdiction and business of the Issuer, the Guarantors and their subsidiaries as of the Closing Date, (iv) changes in law or accounting standards since the date of the Unsecured Notes Indenture, (v) a covenant prohibiting the Issuer from paying any consideration to holders of Notes for their consent to waive or amend any terms of the indenture for the Notes or the Notes, unless such consideration is offered to all holders of Notes, (vi) a cross default to the Working Capital Notes and the New Senior Secured Notes and (vii) such other modifications as determined in good faith by the Consenting Noteholders and the Issuer to be necessary to effect the transactions (the “Documentation Principles”).

Covenants/Events of Default	Subject to the Documentation Principles, the affirmative and negative covenants, events of default and defined terms will contain such other terms as may be determined in good faith by the Consenting Noteholders and the Issuer and are customary for exchangeable instruments of this type.

Board Seat	Same as New Senior Secured Notes.

Transfer Restrictions	Subject to Registration Rights below, neither the Notes nor any shares of PubCo Common Stock deliverable upon exchange of the Notes will be registered under the Securities Act, and the Notes and any such shares of PubCo Common Stock will be subject to restrictions on transferability and resale.

Registration Rights

Neither the Issuer nor PubCo intends to file a shelf registration statement for the resale of the Notes and the Guarantees. As a result, holders of the Notes may only resell their Notes pursuant to an exemption from the registration requirements of the Securities Act.

On the Closing Date, PubCo and the Issuer will enter into a registration rights agreement under which PubCo will agree, at its cost, to:

(i) file a shelf registration statement with the SEC and use commercially reasonable efforts to cause such shelf registration statement to become effective on or prior to the 180th day after the date of issuance of the Notes, covering the shares of PubCo Common Stock, if any, deliverable upon exchange of the Notes;

(ii)  use commercially reasonable efforts to keep the shelf registration statement effective to and including the earlier of (a) the Maturity Date and (b) the date on which (1) there are no longer outstanding any Notes or (2) there are no shares of PubCo Common Stock delivered or deliverable upon exchange, other than shares of PubCo Common Stock that are eligible to be transferred without condition as contemplated under Rule 144 of the Securities Act.

Registration Rights subject to customary “blackout periods.”

Listing	The Notes will not be listed. PubCo Common Stock deliverable upon exchange to be approved for listing on NYSE.

Issue Price	Within sixty (60) days after the issue date, the Issuer and the Consenting Noteholders shall mutually agree on the issue price of the Notes for federal income tax purposes.

Governing Law	All Notes Documents shall be governed in all respects by the laws of the State of New York.

Annex A

Intercreditor Principles

•

Any and all Liens on the Collateral now existing or hereafter created or arising in favor of any Second Priority Secured Party securing the Second Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing the First Priority Obligations.

•

Include customary provisions providing that (x) all guarantors of the First Priority Obligations will also guaranty the Second Priority Obligations and (y) all Liens on the Collateral securing First Priority Obligations will also secure Second Priority Obligations; provided that this provision shall not be violated if any Representative is offered a Lien on any additional asset and either declines it or does not accept the Lien within a reasonable time thereafter.

•

Include customary provisions providing that the First Priority Representative will (i) hold “controlled” Collateral (e.g., controlled accounts) also for the benefit of Second Priority Obligations and (ii) upon First Priority Obligations Payment Date will take all action to transfer control to Second Priority Representative.

•

Until the First Priority Obligations Payment Date has occurred the First Priority Secured Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Collateral, without any consultation with or consent of any Second Priority Secured Party.

•

Include customary cap on the amount of First Priority Obligations, to be set at original principal thereof, plus a 10% cushion, as reduced by each repayment thereof (if accompanied by a reduction of availability for borrowings thereunder).

•	Include customary 120 day Standstill Period, after which Second Priority Representative may take Enforcement Actions, and related customary provisions.

•

Any Collateral that is released, sold or disposed of pursuant to an Enforcement Action by any First Priority Secured Party, shall be automatically and unconditionally released from the Second Priority Lien with respect thereto with no further consent or action of any Person.

•

The Second Priority Lien on any Collateral that is released, sold or disposed of as permitted pursuant to the terms of the First Priority Documents (and not in connection with an Enforcement Action), shall be automatically and unconditionally released (concurrently with the release of the lien on such Collateral securing the First Priority Obligations) with no further consent or action of any Person so long as (i) such release, sale or disposition is permitted under the indenture for the Notes and (ii) such release of the Second Priority Lien does not apply to any portion of the proceeds of such Collateral that continues to secure any remaining First Priority Obligations.

•

Such automatic release of Second Priority Liens shall not apply to Collateral to the extent the lien on such Collateral securing the First Priority Obligation is released in connection with the First Priority Obligations Payment Date.

•

Each Second Priority Secured Party and the Second Priority Representative agrees that each of them shall (a) not contest, oppose, object to, interfere with, hinder or delay, in any manner, any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral by any First Priority Secured Party or any other Enforcement Action taken by or on behalf of any First Priority Secured Party and (b) take such actions as the First Priority Representative shall request in connection with the exercise by the First Priority Secured Parties of their rights in the Collateral and any Enforcement Action.

•	Including customary reciprocal provisions for First Priority Representative if Second Priority Representative is exercising remedies after Standstill Period.

•

Until the occurrence of the First Priority Obligations Payment Date, any Collateral, including without limitation any such Collateral constituting proceeds and any distribution in respect of any Collateral on account of any First Priority Obligations or Second Priority Obligations (i) received in connection with the exercise of remedies or otherwise (including in any Insolvency Proceeding) shall be applied by the First Priority Representative to the First Priority Obligations in such order as specified in the First Priority Documents or (ii) that may be received by any Second Priority Secured Party, whether received in connection with the exercise of remedies or otherwise (including in any Insolvency Proceeding), shall be segregated and held in trust and promptly paid over to the First Priority Representative, for the benefit of the First Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the First Priority Representative to make any such endorsements as agent for the Second Priority Representative (which authorization, being coupled with an interest, is irrevocable). Any amount received by the First Priority Representative in excess of the amounts necessary to effect the First Priority Obligations Payment Date shall be paid over to the Second Priority Representative for application in accordance with the Second Priority Documents.

•

Each Second Priority Secured Party and the Second Priority Representative agrees that no Second Priority Document shall be amended, restated, supplemented, modified, or refinanced in a manner that is inconsistent with the terms hereof. Each First Priority Secured Party and the First Priority Representative agrees that no First Priority Document shall be amended, restated, supplemented, modified, or refinanced in a manner that is inconsistent with the terms hereof.

•

No Second Priority Secured Party may, directly or indirectly, provide or propose, or support any other person in providing or proposing, any DIP Financing unless the First Priority Obligations Payment Date shall be effected with the proceeds of such DIP Financing upon the initial funding thereof or the Liens and claims in respect of any such DIP Financing are junior in all respect to the Liens and claims in respect of the First Priority Obligations (including any adequate protection in respect thereof) and is otherwise subject to and not inconsistent with the terms of this Agreement (provided that such DIP Financing (i) shall expressly provide that the claims arising thereunder may be paid under a plan of reorganization in any form having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) shall not include any provisions for the “roll up”, repayment or refinancing of the pre-petition Second Priority Obligations).

•	Include customary “par buyout” permitting Second Priority Secured Party to purchase option of all First Priority Obligations at par during any Enforcement Action.

•	The agreements set forth herein shall not be amended, restated, supplemented, or modified without the consent of the First Priority Representative.

•

The agreements set forth above, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.